UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 6490

Dreyfus Premier Investment Funds, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/09

The following N-CSR relates only to the Registrant s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for this series, as appropriate.

DREYFUS PREMIER INVESTMENT FUNDS, INC.
- Dreyfus Diversified Global Fund
- Dreyfus Diversified International Fund
- Dreyfus Diversified Large Cap Fund
- Dreyfus Emerging Asia Fund
- Dreyfus Greater China Fund
- Dreyfus Satellite Alpha Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus
Diversified Global Fund

ANNUAL REPORT October 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Understanding Your Fund’s Expenses

6	Comparing Your Fund’s Expenses With Those of Other Funds

7	Statement of Investments

8	Statement of Assets and Liabilities

9	Statement of Operations

10	Statement of Changes in Net Assets

11	Financial Highlights

12	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Information About the Review and Approval of the Fund’s Management Agreement

24	Board Members Information

26	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Diversified Global Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Diversified Global Fund, covering the period since the fund’s inception on July 15, 2009, through October 31, 2009.

Recent reports of positive economic growth in the United States’, European and Asian markets may have signaled the end of the deep global recession that technically began here in the U.S. in late 2007. Signs that the world economies finally have turned a corner include inventory rebuilding among manufacturers, improvements in domestic housing, and more robust consumer spending.These developments helped fuel a sustained worldwide stock rally since the early spring, with the most beaten-down securities in less developed nations generally leading the rebound. Higher-quality stocks within more developed markets have participated in the rally, but have so far lagged on a relative performance basis.

In our judgment, the global financial markets currently appear poised to enter into a new phase in which underlying fundamentals, such as sound capital and financial structures—and not bargain hunting—are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the global economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risk that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of July 15, 2009, through October 31, 2009, as provided by Phillip N. Maisano, Richard B. Hoey,William J. Reilly, CFA, Christopher E. Sheldon, CFA, and Keith L. Stransky, CFA, Portfolio Managers

Fund and Market Performance Overview

For the period between the fund’s inception on July 15, 2009, and the end of its fiscal year on October 31, 2009, Dreyfus Diversified Global Fund’s Class A shares produced a total return of 13.84%, Class C shares returned 13.12% and Class I shares returned 13.52%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International World (MSCI World) Index (the “Index”), produced a total return of 14.45% for the same period.2

The fund began operations in the midst of a sustained rally in global equity markets as economic and market conditions stabilized in the wake of a severe recession and financial crisis.The fund produced returns lower than its benchmark, primarily due to its relatively defensive investment posture at a time when lower-quality stocks led the market rebound.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally allocates its assets among other mutual funds advised by The Dreyfus Corporation (Dreyfus), or its affiliates, that invest primarily in stocks issued by global companies.The underlying funds are selected based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors. Dreyfus seeks to diversify the fund’s investments by investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds. The Dreyfus Investment Committee will rebalance the fund’s investments in the underlying funds at least annually, but may do so more often in response to market conditions.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Global Equity Markets Rebounded Sharply

When the fund began operations,the world was recovering from a global financial crisis that nearly led to the collapse of the worldwide banking system.Meanwhile,rising unemployment,declining housing markets and plunging consumer confidence in many markets had produced the most severe global recession since the 1930s.

Although these influences fueled a bear market that drove stocks to multi-year lows in the first quarter of 2009, most of the world’s stock markets already had recovered a significant amount of previously lost ground by the start of the reporting period. Market sentiment had improved when it became clearer that aggressive remedial actions by the world’s government and monetary authorities—including historically low short-term interest rates, rescues of troubled corporations, massive economic stimulus programs and unprecedented injections of liquidity into the global banking system—had helped repair the credit markets. During the reporting period, additional evidence of global economic stabilization and a return to growth continued to propel stocks higher. The emerging markets generally produced more robust gains during the rally than developed markets.

Cautious Posture Dampened Relative Performance

In the midst of heightened market volatility and following several months of rising stock prices, we positioned the fund relatively defensively upon its inception.The fund began operations with underweighted positions in the United States and Japan, overweighted exposure to France and a mild degree of exposure to the emerging markets, especially Brazil.These tilts generally enhanced the fund’s performance compared to the benchmark. From a market sector perspective, an emphasis on traditionally defensive consumer staples companies also aided performance. However, relatively light exposure to the financials sector, which continued to bounce back strongly from its earlier troubles, detracted from the fund’s relative results for the reporting period.

Soon after the fund began operations, we eliminated its position in Global Alpha Fund due to the underlying fund’s exposure to global

4

fixed-income markets. In our judgment, the fund’s assets would be more effectively allocated to underlying funds that are substantially invested in equities.As part of our risk management approach, we also reduced the fund’s allocation to Dreyfus Global Real Estate Securities Fund in order to move the fund’s investment mix to proportions that more closely resemble the MSCI World Index. We reallocated those assets to Dreyfus Worldwide Growth Fund, Global Stock Fund and Dreyfus Global Equity Income Fund, all of which focus primarily on higher-quality companies and markets. In September, we made another allocation adjustment designed to increase the fund’s market sensitivity (exposure) when we transferred some assets from Dreyfus Global Equity Income Fund to Dreyfus Global Sustainability Fund.

Finding Opportunities in Recovering Markets

As of the reporting period’s end, we have seen evidence that investor sentiment may be shifting to higher-quality companies with sound business fundamentals. In our judgment, the fund’s current positioning may be particularly well suited for an investment environment that favors well established, fundamentally sound stocks.Accordingly, the fund ended the reporting period with approximately 15% of its assets allocated to Dreyfus Global Equity Income Fund, 30% to Dreyfus Worldwide Growth Fund, 30% to Global Stock Fund, 20% to Dreyfus Global Sustainability Fund and 5% to Dreyfus Global Real Estate Securities Fund.

November 16, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1,
2011. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: Morgan Stanley Capital International – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI)
World Index is an unmanaged index of global stock market performance, including the United
States, Canada, Europe, Australia, New Zealand and the Far East.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Diversified Global Fund from July 15, 2009 (commencement of operations) to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000†	$ 2.36	$ 4.74	$ 1.56
Ending value (after expenses)	$1,138.40	$1,131.20	$1,135.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000†††	$ 3.77	$ 7.58	$ 2.50
Ending value (after expenses)	$1,021.48	$1,017.69	$1,022.74

†	Expenses are equal to the fund’s annualized expense ratio of .74% for Class A, 1.49% for Class C and .49% for Class I,
multiplied by the average account value over the period, multiplied by 109/365 (to reflect the actual days in the period).
††	Please note that while Class A, Class C and Class I shares commenced operations on July 15, 2009, the Hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability.This projection assumes that annualized expense ratios were in effect during the period May 1, 2009 to October 31, 2009.
††† Expenses are equal to the fund’s annualized expense ratio of .74% for Class A, 1.49% for Class C and .49% for Class I,
multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS October 31, 2009

Other Investment—100.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Global Equity Income Fund, Cl. I	6,903 [a]	60,950
Dreyfus Global Real Estate
Securities Fund, Cl. I	3,241 [a]	20,872
Dreyfus Global Sustainability Fund, Cl. I	5,410 [a]	80,442
Dreyfus Worldwide Growth Fund, Cl. I	3,315 [a]	122,512
Global Stock Fund, Cl. I	10,037 [a]	119,745

Total Investments (cost $383,794)	100.2%	404,521
Liabilities, Less Cash and Receivables	(.2%)	(625)
Net Assets	100.0%	403,896

a Investment in affiliated mutual fund.

Portfolio Summary (Unaudited)†
Value (%)

Affiliated mutual funds	100.2

† Based on net assets. See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

	Cost	Value

Assets ($):
Investments in affiliated issuers—See Statement of Investments	383,794	404,521
Prepaid expenses		38,491
Deferred assets		30,000
Due from The Dreyfus Corporation and affiliates—Note 2(c)		3,354
		476,366
Liabilities ($):
Cash overdraft due to Custodian		4,611
Payable for registration fees		37,772
Accrued expenses		30,087
		72,470
Net Assets ($)		403,896
Composition of Net Assets ($):
Paid-in capital		380,066
Accumulated net realized gain (loss) on investments		3,103
Accumulated gross unrealized appreciation
on investments in affiliated issuers		20,727
Net Assets ($)		403,896

Net Asset Value Per Share
	Class A	Class C	Class I

Net Assets ($)	290,579	56,574	56,743
Shares Outstanding	20,419	4,000	4,000
Net Asset Value Per Share ($)	14.23	14.14	14.19

See notes to financial statements.

8

STATEMENT OF OPERATIONS From July 15, 2009 (commencement of operations) to October 31, 2009

Investment Income ($):
Income:
Cash dividends from affiliated issuers	224
Expenses:
Auditing fees	25,000
Legal fees	19,920
Registration fees	15,021
Prospectus and shareholders’ reports	3,703
Shareholder servicing costs—Note 2(c)	362
Directors’ fees and expenses—Note 2(d)	138
Distribution fees—Note 2(b)	124
Custodian fees—Note 2(c)	80
Miscellaneous	3,081
Total Expenses	67,429
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 2(a)	(66,798)
Less—reduction in fees due to earnings credits—Note 1(b)	(6)
Net Expenses	625
Investment (Loss)—Net	(401)
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments in affiliated issuers	3,336
Net unrealized appreciation (depreciation) on investments in affiliated issuers	20,727
Net Realized and Unrealized Gain (Loss) on Investments	24,063
Net Increase in Net Assets Resulting from Operations	23,662

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS From July 15, 2009 (commencement of operations) to October 31, 2009

Operations ($):
Investment (loss)—net	(401)
Net realized gain (loss) on investments in affiliated issuers	3,336
Net unrealized appreciation (depreciation)
on investments in affiliated issuers	20,727
Net Increase (Decrease) in Net Assets
Resulting from Operations	23,662
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	280,234
Class C Shares	50,000
Class I Shares	50,000
Increase (Decrease) in Net Assets
from Capital Stock Transactions	380,234
Total Increase (Decrease) in Net Assets	403,896
Net Assets ($):
Beginning of Period	—
End of Period	403,896
Capital Share Transactions (Shares):
Class A
Shares sold	20,419
Class C
Shares sold	4,000
Class I
Shares sold	4,000

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from July 15, 2009 (commencement of operations) to October 31, 2009. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distrib-utions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class I
	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50
Investment Operations:
Investment (loss)—net[a]	(.02)	(.05)	(.01)
Net realized and unrealized
gain (loss) on investments	1.75	1.69	1.70
Total from Investment Operations	1.73	1.64	1.69
Net asset value, end of period	14.23	14.14	14.19
Total Return (%)[b]	13.84[c]	13.12[c]	13.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d,e]	89.42	95.60	94.61
Ratio of net expenses to average net assets[d,e]	.74	1.49	.49
Ratio of net investment (loss)
to average net assets[d,e]	(.45)	(1.17)	(.17)
Portfolio Turnover Rate[b]	28.98	28.98	28.98
Net Assets, end of period ($ x 1,000)	291	57	57

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Exclusive of sales charge.
d	Annualized.
e	Amounts do not include the activity of the underlying funds.

See notes to financial statements.

The Fund 11

NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

Dreyfus Diversified Global Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund, which commenced operations on July 15, 2009. The fund’s investment objective seeks long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A, 4,000 Class C and 4,000 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

12

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Mutual Funds	404,521	—	—	404,521

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

14

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The tax year for the period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on tax basis were as follows: undistributed ordinary income $3,103 and unrealized appreciation $20,727.

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to fund start-up costs and net

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

operating losses, the fund increased accumulated undistributed investment income-net by $401, decreased accumulated net realized gain (loss) on investments by $233 and decreased paid-in capital by $168. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, there is no management fee paid to the Manager.The fund invests in other mutual funds advised by the Manager. All fees and expenses of the underlying funds are reflected in the underlying funds’ net asset value.

The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2011, so that the total annual fund and underlying funds operating expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions and extraordinary expenses) exceed 1.50% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $66,798 during the period ended October 31, 2009.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of their average daily net assets. During the period ended October 31, 2009, Class C shares were charged $124 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor

16

determines the amounts to be paid to Service Agents. During the period ended October 31, 2009, Class A and Class C shares were charged $101 and $41, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2009, the fund was charged $109 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2009, the fund was charged $6 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2009, the fund was charged $80 pursuant to the custody agreement.

During the period ended October 31, 2009, the fund was charged $2,227 for services performed by the Chief Compliance Officer.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: Rule 12b-1 distribution plan fees $37, shareholder services plan fees $54, custodian fees $60, chief compliance officer fees $2,227 and transfer agency per account fees $62, which are offset against an expense reimbursement currently in effect in the amount of $5,794.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities (all of which were affiliated issuers), during the period ended October 31, 2009, amounted to $454,433 and $73,975, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended October 31, 2009 were as follows:

Affiliated Investment	Value		Sales
Company	10/31/2008 ($)	Purchases ($) Proceeds ($) Dividends ($)

Global Alpha Fund, Cl. I	—	40,000	40,821	—
Dreyfus Global Equity
Income Fund, Cl. I	—	77,621	22,892	224
Dreyfus Global Real
Estate Securities
Fund, Cl. I	—	29,011	10,262	—
Dreyfus Worldwide
Growth Fund, Cl. I	—	114,481	—	—
Dreyfus Global
Sustainability
Fund, Cl. I	—	78,839	—	—
Global Stock Fund, Cl. I	—	114,481	—	—
Total	—	454,433	73,975	224

		Change in Net
		Unrealized
Affiliated Investment	Net Realized	Appreciation	Value	% of Net
Company	Gain/(Loss) ($) (Depreciation) ($)		10/31/2009 ($)	Assets

Global Alpha Fund, Cl. I	821	—	—	—
Dreyfus Global Equity
Income Fund, Cl. I	2,288	3,933	60,950	15.1
Dreyfus Global Real
Estate Securities
Fund, Cl. I	227	1,895	20,872	5.2
Dreyfus Worldwide
Growth Fund, Cl. I	—	8,031	122,512	30.3
Dreyfus Global
Sustainability
Fund, Cl. I	—	1,603	80,442	19.9
Global Stock Fund, Cl. I	—	5,265	119,745	29.7
Total	3,336	20,727	404,521	100.2

18

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended October 31, 2009.These disclosures did not impact the notes to the financial statements.

At October 31, 2009, the cost of investments for federal income tax purposes was $383,794;accordingly,accumulated net unrealized appreciation on investments was $20,727, consisting of gross unrealized appreciation.

NOTE 4—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Diversified Global Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Diversified Global Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of October 31, 2009, and the related statements of operations and changes in net assets and financial highlights for the period from July 15, 2009 (commencement of operations) to October 31, 2009.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Diversified Global Fund at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period from July 15, 2009 to October 31, 2009, in conformity with U.S. generally accepted accounting principles.

New York, New York December 29, 2009

20

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (UNAUDITED)

At a meeting of the fund’s Board held on July 9, 2009, the Board unanimously approved the fund’s Management Agreement, pursuant to which Dreyfus will provide the fund with investment management ser-vices.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the Management Agreement, the Board members considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of Dreyfus regarding services provided to other funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services to be provided to the fund pursuant to the Management Agreement. The Board members also referenced information provided and discussions at previous meetings regarding the relationships Dreyfus has with various intermediaries and the different needs of each, the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to the different distribution channels.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. As the fund had not yet commenced operations, the Board members were not able to review the fund’s performance. The Board discussed with representatives of Dreyfus the investment strategies to be employed in the management of the fund’s assets. The Board members noted the reputation and experience of Dreyfus and Dreyfus’ investment committee responsible for managing the fund’s assets.

The Board members noted that the fund will not pay Dreyfus a management fee, but that the fund will bear its proportionate share of the fees and expenses of the funds in which the fund will invest (the “Underlying Funds”). Representatives of Dreyfus informed the Board that Dreyfus will contractually agree, until at least March 1, 2011, to assume the expenses of the fund so that the direct expenses of the fund’s share classes (including indirect fees and expenses of the Underlying Funds, but excluding fund Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.50%.

Representatives of Dreyfus stated that there were no other funds or other accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. Dreyfus would not have direct profits from the fund’s management fee, since the fund would pay no direct management fee. Similarly, potential economies of scale were not relevant.The Board members considered potential benefits to Dreyfus from acting as investment adviser.

22

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by Dreyfus are adequate and appropriate.
  The Board concluded that, since the fund had not yet commenced operations, its performance could not be measured and was not a fac- tor.The Board considered the reputation and experience of Dreyfus and Dreyfus’ investment committee responsible for managing the fund’s assets.
  Since the fund would not pay a direct management fee, profitability and potential economies of scale were not relevant.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 23

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (66)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 173
———————
Gordon J. Davis (68)
Board Member (1993)
Principal Occupation During Past 5Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 43
———————
David P. Feldman (69)
Board Member (1991)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
No. of Portfolios for which Board Member Serves: 47

24

Lynn Martin (69)
Board Member (1993)
Principal Occupation During Past 5Years:
• Advisor to the international accounting firm of Deloitte &Touche, LLP and Chair to its Council for the Advancement of Women from March 1993-September 2005
Other Board Memberships and Affiliations:
• AT&T Inc., a telecommunications company, Director
• Ryder System, Inc., a supply chain and transportation management company, Director
• The Proctor & Gamble Co., a consumer products company, Director
• Constellation Energy Group, Director
• Chicago Council on Global Affairs
• Coca-Cola International Advisory Council
• Deutsche Bank Advisory Council
No. of Portfolios for which Board Member Serves: 15
———————
Philip L. Toia (76)
Board Member (1997)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Sander Vanocur, Emeritus Board Member
Daniel Rose, Emeritus Board Member

The Fund 25

OFFICERS OF THE FUND (Unaudited)

26

The Fund 27

NOTES

Dreyfus
Diversified
International Fund

ANNUAL REPORT October 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Changes in Net Assets

14	Financial Highlights

17	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Important Tax Information

28	Information About the Review and Approval of the Fund’s Management Agreement

32	Board Members Information

34	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Diversified
International Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Diversified International Fund, covering the 12-month period from November 1, 2008, through October 31, 2009.

Recent reports of positive economic growth in the United States’, European and Asian markets may have signaled the end of the deep global recession that technically began here in the U.S. in late 2007. Signs that the world economies finally have turned a corner include inventory rebuilding among manufacturers, improvements in domestic housing, and more robust consumer spending. These developments helped fuel a sustained worldwide stock rally since the early spring, with the most beaten-down securities in less developed nations generally leading the rebound. Higher-quality stocks within more developed markets have participated in the rally, but have so far lagged on a relative performance basis.

In our judgment, the global financial markets currently appear poised to enter into a new phase in which underlying fundamentals, such as sound capital and financial structures—and not bargain hunting—are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the global economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risk that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by Phillip N. Maisano, Richard B. Hoey,William J. Reilly, CFA, Christopher E. Sheldon, CFA, and Keith L. Stransky, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, Dreyfus Diversified International Fund’s Class A shares produced a total return of 28.80%, Class C shares returned 27.73% and Class I shares returned 28.89%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (the “Index”), produced a total return of 27.71% for the same period.2

Steep declines in global stock markets early in the reporting period were followed by sustained rallies as economic and market conditions stabilized.The fund produced modestly higher returns than its benchmark, primarily due to its relatively defensive investment posture during the downturn.Although the fund’s cautious positioning limited its participation in the 2009 rally, it was not enough to fully offset earlier relative strength for the reporting period overall.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets among other mutual funds advised by The Dreyfus Corporation (Dreyfus), or its affiliates, that invest primarily in stocks issued by foreign companies.The underlying funds are selected based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors. Dreyfus seeks to diversify the fund’s investments by market capitalization, investment style and geographic region. The Dreyfus Investment Committee will rebalance the fund’s investments in the underlying funds at least annually, but may do so more often in response to market conditions.

Equity Markets Plunged, Then Rebounded Sharply

In the weeks before the start of the reporting period, the failures of several major financial institutions sparked a global financial crisis that

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

nearly led to the collapse of the worldwide banking system. In addition, rising unemployment, declining housing markets and plunging consumer confidence in many markets produced the most severe global recession since the 1930s.These influences fueled a bear market that drove stocks to multi-year lows in the first quarter of 2009.

Market sentiment began to improve in March, when it became clearer that aggressive remedial actions by the world’s government and monetary authorities—including historically low short-term interest rates, rescues of troubled corporations, massive economic stimulus programs and unprecedented injections of liquidity into the global banking system—had helped repair the credit markets. Subsequently, evidence of global economic stabilization and a return to growth propelled stocks higher through the reporting period’s end. The emerging markets generally produced more robust gains during the rally than developed markets.

Cautious Posture Enhanced Relative Performance

By the start of the reporting period, we had positioned the fund more defensively by eliminating its exposure to Emerging Markets Opportunity Fund and redeploying those assets to investments that focus primarily on developed markets, including the International Stock Fund and Dreyfus International Value Fund. In November 2008, we moved some assets from Dreyfus/Newton International Equity Fund to Dreyfus InternationalValue Fund.These shifts proved helpful, as the mutual funds receiving higher allocations also adopted more defensive postures during the financial crisis and recession, including underweighted positions in the troubled financials sector and relatively light holdings of companies carrying heavy debt loads. As a result, the fund held up better than its benchmark during the downturn, supporting its relative performance for the reporting period overall.

However, the fund’s generally defensive stance limited its participation in the 2009 rally, which in its early stages was especially robust among lower-quality stocks. Because of their focus on higher-quality companies with sound business fundamentals, International Stock Fund and Dreyfus/Newton International Equity Fund detracted from the fund’s relative performance over the reporting period’s second half. In March, when it became apparent that global investor sentiment was improving,

4

we shifted some assets from the conservatively managed International Stock Fund to Dreyfus InternationalValue Fund, which helped bolster the fund’s returns. In July, we reestablished a position in Emerging Markets Opportunity Fund, thereby increasing the fund’s exposure to the stronger-performing emerging markets over the remainder of the reporting period.

In September, one of the fund’s underlying investments, Dreyfus International Small Cap Fund, ceased operations. We added two new alternatives,Dreyfus Emerging Markets Fund and Dreyfus Emerging Asia Fund, both of which provide exposure to emerging market large- and small-cap companies. We had allocated no assets to either of the new underlying funds by the reporting period’s end.

Finding Opportunities in Recovering Markets

We recently have seen evidence that investor sentiment may be shifting to higher-quality companies with sound business fundamentals. In our judgment, the fund’s current positioning may be particularly well suited for an investment environment that favors well established, fundamentally sound stocks. The fund ended the reporting period with approximately 26% of its assets allocated to Dreyfus International Value Fund, 24% to Dreyfus/Newton International Equity Fund, 20% to Dreyfus International Equity Fund, 20% to International Stock Fund and 10% to Emerging Markets Opportunity Fund.

November 16, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,
Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Diversified International Fund on 12/18/07 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. For comparative purposes, the value of the Index on 12/31/07 is used as the beginning value on 12/18/07.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/09

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	12/18/07	21.44%	–15.04%
without sales charge	12/18/07	28.80%	–12.32%
Class C shares
with applicable redemption charge †	12/18/07	26.73%	–13.01%
without redemption	12/18/07	27.73%	–13.01%
Class I shares	12/18/07	28.89%	–12.16%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Diversified International Fund from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000†	$ 2.40	$ 6.85	$ 0.52
Ending value (after expenses)	$1,270.20	$1,264.20	$1,271.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000†	$ 2.14	$ 6.11	$ 0.46
Ending value (after expenses)	$1,023.09	$1,019.16	$1,024.75

† Expenses are equal to the fund’s annualized expense ratio of .42% for Class A, 1.20% for Class C and .09% for Class
I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2009

Other Investment—98.0%	Shares	Value ($)

Registered Investment Company;
Emerging Markets
Opportunity Fund, Cl. I	1,722,408 [a]	16,793,477
International Stock Fund, Cl. I	2,812,083 [a]	32,760,767
Dreyfus/Newton International
Equity Fund, Cl. I	2,503,360 [a]	39,853,498
Dreyfus International
Equity Fund, Cl. I	1,277,206 [a]	33,169,041
Dreyfus International
Value Fund, Cl. I	3,785,952 [a]	42,402,666

Total Investments (cost $143,593,279)	98.0%	164,979,449
Cash and Receivables (Net)	2.0%	3,293,006
Net Assets	100.0%	168,272,455

a Investment in affiliated mutual fund.

Portfolio Summary (Unaudited)†
Value (%)

Affiliated mutual funds	98.0
† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

	Cost	Value

Assets ($):
Investments in affiliated issuers—See Statement of Investments	143,593,279	164,979,449
Cash		3,389,235
Prepaid expenses		18,763
		168,387,447
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		4,034
Payable for shares of Capital Stock redeemed		13,496
Accrued expenses		97,462
		114,992
Net Assets ($)		168,272,455
Composition of Net Assets ($):
Paid-in capital		144,552,996
Accumulated undistributed investment income—net		92,809
Accumulated net realized gain (loss) on investments		2,240,480
Accumulated gross unrealized appreciation on investments		21,386,170
Net Assets ($)		168,272,455

Net Asset Value Per Share
	Class A	Class C	Class I

Net Assets ($)	4,578,097	83,819	163,610,539
Shares Outstanding	484,569	8,936	17,274,336
Net Asset Value Per Share ($)	9.45	9.38	9.47

See notes to financial statements.

10

STATEMENT OF OPERATIONS Year Ended October 31, 2009

Investment Income ($):
Income:
Cash dividends from affiliated issuers	217,374
Expenses:
Registration fees	85,778
Prospectus and shareholders’ reports	46,035
Auditing fees	34,750
Shareholder servicing costs—Note 3(c)	12,195
Interest expense—Note 2	3,717
Custodian fees—Note 3(c)	3,535
Directors’ fees and expenses—Note 3(d)	2,692
Legal fees	1,238
Distribution fees—Note 3(b)	501
Loan commitment fees—Note 2	139
Miscellaneous	12,789
Total Expenses	203,369
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(139,825)
Less—reduction in fees due to earnings credits—Note 1(b)	(218)
Net Expenses	63,326
Investment Income—Net	154,048
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments in affiliated issuers	2,345,636
Capital gain distributions from affiliated issuers	12,508
Net Realized Gain (Loss)	2,358,144
Net unrealized appreciation (depreciation) on investments in affiliated issuers	22,231,206
Net Realized and Unrealized Gain (Loss) on Investments	24,589,350
Net Increase in Net Assets Resulting from Operations	24,743,398

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009[a]	2008[b]

Operations ($):
Investment income (loss)—net	154,048	(1,475)
Net realized gain (loss) on investments	2,358,144	(112,579)
Net unrealized appreciation
(depreciation) on investments	22,231,206	(845,036)
Net Increase (Decrease) in Net Assets
Resulting from Operations	24,743,398	(959,090)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(61,678)	—
Class C Shares	(1,416)	—
Class I Shares	(1,060)	—
Class T Shares	(846)	—
Total Dividends	(65,000)	—
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	2,874,267	2,676,174
Class C Shares	27,700	64,497
Class I Shares	145,448,054	50,000
Class T Shares	—	50,000
Dividends reinvested:
Class A Shares	60,263	—
Class C Shares	624	—
Cost of shares redeemed:
Class A Shares	(761,609)	(134,395)
Class C Shares	(41)	(1,215)
Class I Shares	(5,773,572)	—
Class T Shares	(27,600)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	141,848,086	2,705,061
Total Increase (Decrease) in Net Assets	166,526,484	1,745,971
Net Assets ($):
Beginning of Period	1,745,971	—
End of Period	168,272,455	1,745,971
Undistributed investment income—net	92,809	1,296

12

	Year Ended October 31,

	2009[a]	2008[b]

Capital Share Transactions:
Class Ac
Shares sold	355,715	230,150
Shares issued for dividends reinvested	8,144	—
Shares redeemed	(96,143)	(13,297)
Net Increase (Decrease) in Shares Outstanding	267,716	216,853
Class C
Shares sold	3,702	5,312
Shares issued for dividends reinvested	85	—
Shares redeemed	(3)	(160)
Net Increase (Decrease) in Shares Outstanding	3,784	5,152
Class I
Shares sold	17,954,860	4,000
Shares redeemed	(684,524)	—
Net Increase (Decrease) in Shares Outstanding	17,270,336	4,000
Class Tc
Shares sold	—	4,000
Shares redeemed	(4,000)	—
Net Increase (Decrease) in Shares Outstanding	(4,000)	4,000

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b From December 18, 2007 (commencement of operations) to October 31, 2008.
c On the close of business on February 4, 2009, 4,000 Class T shares representing $27,600 were converted to 4,012
Class A shares.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended October 31,

Class A Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	7.59	12.50
Investment Operations:
Investment income (loss)—net[b]	.16	(.01)
Net realized and unrealized
gain (loss) on investments	1.96	(4.90)
Total from Investment Operations	2.12	(4.91)
Distributions:
Dividends from investment income—net	(.26)	—
Net asset value, end of period	9.45	7.59
Total Return (%)[c]	28.80	(39.28)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.89	14.57[f]
Ratio of net expenses to average net assets[e]	.37	.31[f]
Ratio of net investment income (loss)
to average net assets[e]	2.01	(.13)[f]
Portfolio Turnover Rate	36.68	25.65[d]
Net Assets, end of period ($ x 1,000)	4,578	1,646

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Amounts do not include the activity of the underlying funds.
f	Annualized.

See notes to financial statements.

14

	Year Ended October 31,

Class C Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	7.54	12.50
Investment Operations:
Investment income (loss)—net[b]	.14	(.05)
Net realized and unrealized
gain (loss) on investments	1.90	(4.91)
Total from Investment Operations	2.04	(4.96)
Distributions:
Dividends from investment income—net	(.20)	—
Net asset value, end of period	9.38	7.54
Total Return (%)[c]	27.73	(39.68)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	3.33	15.79[f]
Ratio of net expenses to average net assets[e]	1.12	1.06[f]
Ratio of net investment income (loss)
to average net assets[e]	1.76	(.51)[f]
Portfolio Turnover Rate	36.68	25.65[d]
Net Assets, end of period ($ x 1,000)	84	39

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Amounts do not include the activity of the underlying funds.
f	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,

Class I Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	7.61	12.50
Investment Operations:
Investment income—net[b]	.01	.05
Net realized and unrealized
gain (loss) on investments	2.12	(4.94)
Total from Investment Operations	2.13	(4.89)
Distributions:
Dividends from investment income—net	(.27)	—
Net asset value, end of period	9.47	7.61
Total Return (%)	28.89	(39.12)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.24	14.86[e]
Ratio of net expenses to average net assets[d]	.08	.06[e]
Ratio of net investment income
to average net assets[d]	.16	.54[e]
Portfolio Turnover Rate	36.68	25.65[c]
Net Assets, end of period ($ x 1,000)	163,611	30

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Amounts do not include the activity of the underlying funds.
e	Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Diversified International Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund.The fund’s investment objective is long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the share-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

holder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

As of October 31, 2009, MBSC Investments Corp., an indirect subsidiary of BNY Mellon, held 4,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly trans-

18

action between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Mutual Funds	164,979,449	—	—	164,979,449

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Income and capital gain distributions from investments in other investment companies are recorded on the ex-dividend date. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as

20

income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the two-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,650,699 and unrealized appreciation $21,068,760.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008, was as follows: ordinary income $65,000 and $0, respectively.

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to the reclass of short-term capital gain distributions from regulated investment company holdings, the fund increased accumulated undistributed investment income-net by $2,465 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A., was increased to $215 million and the fund continues participation in the $300 million unsecured credit facility provided by The Bank of NewYork Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2009, was approximately $244,000 with a related weighted average annualized interest rate of 1.53%.

NOTE 3-Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, there is no management fee paid to the Manager.The fund invests in other mutual funds advised by the Manager. All fees and expenses of the underlying funds are reflected in the underlying funds’ net asset value.

The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2010, so that the total annual fund and underlying funds operating expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.20% of the value of the fund’s average daily net assets.The expense reimbursement, pursuant to the undertaking, amounted to $139,825 during the period ended October 31, 2009.

During the period ended October 31, 2009, the Distributor retained $102 from commissions earned on sales of the fund’s Class A shares and $1,095 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay and Class T shares paid the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2009, Class C and Class T shares were charged $482 and $19, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class T shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services

22

relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2009, Class A, Class C and Class T shares were charged $6,687, $161 and $19, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2009, the fund was charged $2,169 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2009, the fund was charged $218 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2009, the fund was charged $3,535 pursuant to the custody agreement.

During the period ended October 31, 2009, the fund was charged $6,397 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: Rule 12b-1 distribution plan fees $55, shareholder services plan fees $937, custodian fees

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

$1,058, chief compliance officer fees $3,897 and transfer agency per account fees $462, which are offset against an expense reimbursement currently in effect in the amount of $2,375.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended October 31, 2009, redemption fees charged and retained by the fund amounted to $5,238.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities (all of which were affiliated issuers), during the period ended October 31, 2009, amounted to $162,365,698 and $23,715,578, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. The fund pays no management fees to these affiliated investment companies. Investments in affiliated investment companies for the period ended October 31, 2009 were as follows:

Affiliated Investment	Value		Sales
Company	10/31/2008 ($)	Purchases ($)	Proceeds ($)	Dividends ($)

Dreyfus International
Value Fund, Cl. I	366,018	39,697,141	5,664,042	25,886
Dreyfus/Newton
International Equity
Fund, Cl. I	424,016	35,328,756	168,650	14,562
Dreyfus International
Equity Fund, Cl. I	327,342	31,502,249	3,569,857	178,234
International
Stock Fund, Cl. I	560,198	33,597,407	6,593,618	7,997
Emerging Markets
Opportunity Fund, Cl. I	—	16,446,484	4,242	—
Dreyfus International
Small Cap Fund, Cl. I	74,913	5,793,661	7,715,169	3,203
Total	1,752,487	162,365,698	23,715,578	229,882

24

		Change in Net
		Unrealized
Affiliated Investment	Net Realized	Appreciation	Value	% of Net
Company	Gain/(Loss) ($) (Depreciation) ($)		10/31/2009 ($)	Assets

Dreyfus International
Value Fund, Cl. I	(15,667)	8,019,216	42,402,666	25.2
Dreyfus/Newton
International Equity
Fund, Cl. I	(71,023)	4,340,400	39,853,498	23.7
Dreyfus International
Equity Fund, Cl. I	583,663	4,325,646	33,169,041	19.7
International
Stock Fund, Cl. I	55,286	5,141,493	32,760,767	19.4
Emerging Markets
Opportunity Fund, Cl. I	(65)	351,299	16,793,477	10.0
Dreyfus International
Small Cap Fund, Cl. I	1,793,442	53,152	—	0.0
Total	2,345,636	22,231,206	164,979,449	98.0

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended October 31,2009. These disclosures did not impact the notes to the financial statements.

At October 31, 2009, the cost of investments for federal income tax purposes was $143,910,689; accordingly, accumulated net unrealized appreciation on investments was $21,068,760, consisting of gross unrealized appreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Diversified International Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Diversified International Fund (one of the series comprising Dreyfus Premier Investment Funds,Inc.),as of October 31,2009,and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Diversified International Fund at October 31, 2009, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with U. S. generally accepted accounting principles.

New York, New York December 29, 2009

26

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 9.87% of the ordinary dividends paid during the fiscal year ended October 31, 2009 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2009, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $65,000 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (UNAUDITED)

At a meeting of the fund’s Board held on July 9, 2009, the Board considered the re-approval of the fund’s Management Agreement with Dreyfus for a one-year term ending July 31, 2010. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the re-approval of the Management Agreement, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure. The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

28

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance for the one-year period ended May 31, 2009, and compared the fund’s performance to the performance of a group of comparable retail front-end load international multi-cap core funds that are passively managed affiliated funds of funds (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional international multi-cap core funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance for the one-year period ended May 31, 2009 was above the Performance Universe and Performance Group medians (in the first and second quartiles, respectively). Dreyfus also provided a comparison of the fund’s total returns to the returns of its benchmark index for each calendar year since inception.

The Board members also discussed the fund’s actual management fee and total expense ratio and reviewed the range of management fees and expense ratios as compared to a group of comparable retail front-end load international multi-cap core funds that are passively managed affiliated funds of funds (the “Expense Group”) and a broader group of funds consisting of all retail front-end load passively managed affiliated international multi-cap core funds of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the fund’s actual management fee and total expense ratio (after waivers) were lower than the Expense Group medians (in the first quartile) and lower than the Expense Universe medians (first and second quartile, respectively). In addition, the Board noted Dreyfus’ has

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

contractually agreed, until March 10, 2010, to assume the expenses of the fund so that the total annual fund and underlying funds operating expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.20%.

Representatives of Dreyfus noted that Dreyfus or its affiliates do not manage other mutual funds or accounts with similar investment objectives, policies and strategies as the fund. It also was noted that there were no other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is

30

predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided. The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of Dreyfus.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to re-approving the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded that the fee payable by the fund to Dreyfus was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement through July 31, 2010 was in the best interests of the fund and its shareholders.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (66)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 173
———————
Gordon J. Davis (68)
Board Member (1993)
Principal Occupation During Past 5Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 43
———————
David P. Feldman (69)
Board Member (1991)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
No. of Portfolios for which Board Member Serves: 47

32

Lynn Martin (69)
Board Member (1993)
Principal Occupation During Past 5Years:
• Advisor to the international accounting firm of Deloitte &Touche, LLP and Chair to its Council for the Advancement of Women from March 1993-September 2005
Other Board Memberships and Affiliations:
• AT&T Inc., a telecommunications company, Director
• Ryder System, Inc., a supply chain and transportation management company, Director
• The Proctor & Gamble Co., a consumer products company, Director
• Constellation Energy Group, Director
• Chicago Council on Global Affairs
• Coca-Cola International Advisory Council
• Deutsche Bank Advisory Council
No. of Portfolios for which Board Member Serves: 15
———————
Philip L. Toia (76)
Board Member (1997)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Sander Vanocur, Emeritus Board Member
Daniel Rose, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

34

The Fund 35

NOTES

Dreyfus
Diversified Large Cap Fund

ANNUAL REPORT October 31, 2009

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Understanding Your Fund’s Expenses

6	Comparing Your Fund’s Expenses With Those of Other Funds

7	Statement of Investments

8	Statement of Assets and Liabilities

9	Statement of Operations

10	Statement of Changes in Net Assets

11	Financial Highlights

12	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Information About the Review and Approval of the Fund’s Management Agreement

24	Board Members Information

26	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Diversified Large Cap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Diversified Large Cap Fund, covering the period since the fund’s inception on August 31, 2009, through October 31, 2009.

Reports of positive economic growth over the third quarter of 2009 may have signaled the end of the deep recession that technically began in December 2007. Signs that the U.S. economy finally has turned a corner include inventory rebuilding among manufacturers, improvements in home sales and prices, and an increase in consumer spending.These and other positive developments helped fuel a sustained stock market rally since the early spring, with the most beaten-down securities generally leading the rebound. Higher-quality stocks have participated in the rally, but have so far lagged on a relative performance basis.

In our judgment, the financial markets currently appear poised to enter into a new phase in which underlying fundamentals, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risks that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of August 31, 2009, through October 31, 2009, as provided by Phillip N. Maisano, Richard B. Hoey,William J. Reilly, CFA, Christopher E. Sheldon, CFA, and Keith L. Stransky, CFA, Portfolio Managers

Fund and Market Performance Overview

For the period between the fund’s inception on August 31, 2009, and the end of its fiscal year on October 31, 2009, Dreyfus Diversified Large Cap Fund’s Class A shares produced a total return of 2.88%, Class C shares returned 2.80% and Class I shares returned 2.96%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 1.80% for the same period.2

The fund began operations in the midst of a sustained rally in the U.S. stock market as economic and market conditions stabilized in the wake of a severe recession and financial crisis. The fund produced higher returns than its benchmark, primarily due to the relative success of the stock selections strategies employed by its underlying funds.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets among other mutual funds advised by The Dreyfus Corporation (Dreyfus), or its affiliates, that invest primarily in stocks issued by large-cap companies. The underlying funds are selected based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors. Dreyfus seeks to diversify the fund’s investments by investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds. The Dreyfus Investment Committee will rebalance the fund’s investments in the underlying funds at least annually, but may do so more often in response to market conditions.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

U.S. Stock Market Rebounded Sharply

When the fund began operations, the world was recovering from a global financial crisis that nearly led to the collapse of the worldwide banking system. In addition, rising unemployment, declining housing markets and plunging consumer confidence had produced the most severe U.S. recession since the 1930s.

Although these influences fueled a bear market that drove stocks to multi-year lows in the first quarter of 2009, all of the broader stock market’s capitalization ranges already had recovered a significant amount of previously lost ground by the start of the reporting period. Market sentiment had improved when it became clearer that aggressive remedial actions by the U.S. government and Federal Reserve Board—including historically low short-term interest rates, rescues of troubled corporations, massive economic stimulus programs and unprecedented injections of liquidity into the banking system—had helped repair the credit markets. During the reporting period, additional evidence of economic stabilization and a return to growth continued to propel stocks higher.

Cautious Posture Enhanced Relative Performance

In the midst of heightened market volatility and following several months of rising stock prices, we allocated assets to four of the seven underlying funds upon the commencement of fund operations: Dreyfus Appreciation Fund, Inc., Dreyfus U.S. Equity Fund, Dreyfus Research Growth Fund and Dreyfus Strategic Value Fund. Through these investments, the fund began operations with relatively light exposure to the troubled financials sector and an overweighted position in the energy sector, where commodity prices were rising. This positioning supported the fund’s relative performance over the first two months of its operations. In addition, the security selections strategies employed by the underlying funds produced above-average returns in the information technology and consumer staples sectors.

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Finding Opportunities in a Recovering Market

As of the reporting period’s end, we have seen evidence that investor sentiment may be shifting from smaller, lower-quality companies that had been severely punished during the downturn to larger companies with sound business fundamentals. We have maintained a cautiously constructive approach in this environment, diversifying across underlying funds so that, taken as a whole, the fund’s allocations across industry groups were similar to those of the S&P 500 Index. In our judgment, this positioning may be particularly well suited for an investment environment that favors well established, fundamentally sound stocks. The fund ended the reporting period with approximately 17% of its assets allocated to Dreyfus Appreciation Fund, Inc., 17% to Dreyfus U.S. Equity Fund, 33% to Dreyfus Research Growth Fund and 33% to Dreyfus Strategic Value Fund.

November 16, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1,
2011. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Diversified Large Cap Fund from August 31, 2009 (commencement of operations) to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000†	$ .62	$ 1.91	$ .19
Ending value (after expenses)	$1,028.80	$1,028.00	$1,029.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000†††	$ 1.84	$ 5.65	$ .56
Ending value (after expenses)	$1,023.39	$1,019.61	$1,024.66

†	Expenses are equal to the fund’s annualized expense ratio of .36% for Class A, 1.11% for Class C and .11% for Class
I, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the actual days in the period).
††	Please note that while Class A, Class C and Class I shares commenced operations on August 31, 2009, the Hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability.This projection assumes that annualized expense ratios were in effect during the period May 1, 2009 to October 31, 2009.
†††Expenses are equal to the fund’s annualized expense ratio of .36% for Class A, 1.11% for Class C and .11% for Class I,
multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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STATEMENT OF INVESTMENTS October 31, 2009

Other Investment—100.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Appreciation Fund	549 [a]	17,807
Dreyfus Research Growth Fund, Cl. Z	4,925 [a]	34,280
Dreyfus Strategic Value Fund, Cl. I	1,406 [a]	33,183
Dreyfus U.S. Equity Fund, Cl. I	1,607 [a]	17,707
Total Investments (cost $100,000)	100.1%	102,977
Liabilities, Less Cash and Receivables	(.1%)	(86)
Net Assets	100.0%	102,891
a Investment in affiliated mutual fund.

Portfolio Summary (Unaudited)†
		Value (%)

Affiliated mutual funds		100.1
† Based on net assets.
See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

		Cost	Value

Assets ($):
Investments in affiliated issuers—See Statement of Investments		100,000	102,977
Prepaid expenses			69,602
Deferred assets			30,000
Due from The Dreyfus Corporation and affiliates—Note 2(c)			37,633
			240,212
Liabilities ($):
Cash overdraft due to Custodian			2,942
Payable for registration fees			103,181
Accrued expenses			31,198
			137,321
Net Assets ($)			102,891
Composition of Net Assets ($):
Paid-in capital			99,914
Accumulated gross unrealized appreciation
on investments in affiliated issuers			2,977
Net Assets ($)			102,891

Net Asset Value Per Share
	Class A	Class C	Class I

Net Assets ($)	51,456	25,696	25,739
Shares Outstanding	4,000	2,000	2,000
Net Asset Value Per Share ($)	12.86	12.85	12.87

See notes to financial statements.

8

STATEMENT OF OPERATIONS From August 31, 2009 (commencement of operations) to October 31, 2009

Expenses:
Auditing fees	25,000
Registration fees	8,207
Prospectus and shareholders’ reports	7,057
Legal fees	5,087
Directors’ fees and expenses—Note 2(d)	726
Shareholder servicing costs—Note 2(c)	196
Custodian fees—Note 2(c)	100
Distribution fees—Note 2(b)	33
Miscellaneous	2,654
Total Expenses	49,060
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 2(a)	(48,972)
Less—reduction in fees due to earnings credits—Note 1(b)	(2)
Net Expenses	86
Investment (Loss)—Net	(86)
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net unrealized appreciation (depreciation) on investments in affiliated issuers	2,977
Net Increase in Net Assets Resulting from Operations	2,891

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS From August 31, 2009 (commencement of operations) to October 31, 2009

Operations ($):
Investment (loss)—net	(86)
Net unrealized appreciation (depreciation)
on investments in affiliated issuers	2,977
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,891
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	50,000
Class C Shares	25,000
Class I Shares	25,000
Increase (Decrease) in Net Assets
from Capital Stock Transactions	100,000
Total Increase (Decrease) in Net Assets	102,891
Net Assets ($):
Beginning of Period	—
End of Period	102,891
Capital Share Transactions (Shares):
Class A
Shares sold	4,000
Class C
Shares sold	2,000
Class I
Shares sold	2,000

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from August 31, 2009 (commencement of operations) to October 31, 2009.All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distribu-tions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class I
	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50
Investment Operations:
Investment (loss)—net[a]	(.01)	(.02)	(.00)[b]
Net realized and unrealized gain (loss) on investments	.37	.37	.37
Total from Investment Operations	.36	.35	.37
Net asset value, end of period	12.86	12.85	12.87
Total Return (%)[c]	2.88[d]	2.80[d]	2.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e,f]	226.76	227.92	227.09
Ratio of net expenses to average net assets[e,f]	.36	1.11	.11
Ratio of net investment (loss)
to average net assets[e,f]	(.36)	(1.11)	(.11)
Portfolio Turnover Rate[c]	—	—	—
Net Assets, end of period ($ x 1,000)	51	26	26

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Exclusive of sales charge.
e	Annualized.
f	Amounts do not include the activity of the underlying funds.

See notes to financial statements.

The Fund 11

NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

Dreyfus Diversified Large Cap Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund, which commenced operations on August 31, 2009. The fund’s investment objective seeks long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the Class A, Class C and Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

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charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

The Fund 13

NOTES TO FINANCIAL STATEMENTS (continued)

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Mutual Funds	102,977	—	—	102,977

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Income and capital gain distributions from investments in other investment companies are recorded on the ex-dividend date. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash

14

balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The tax year for the period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on tax basis were as follows: unrealized appreciation $2,977.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to fund start-up costs and net operating losses, the fund increased accumulated undistributed investment income-net by $86 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, there is no management fee paid to the Manager. The fund invests in other mutual funds advised by the Manager. All fees and expenses of the underlying funds are reflected in the underlying funds’ net asset value.

The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2011, so that the total annual fund and underlying funds operating expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions and extraordinary expenses) exceed 1.20% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $48,972 during the period ended October 31, 2009.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of their average daily net assets. During the period ended October 31, 2009, Class C shares were charged $33 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The

16

Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2009, Class A and Class C shares were charged $22 and $11, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2009, the fund was charged $140 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2009, the fund was charged $2 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2009, the fund was charged $100 pursuant to the custody agreement.

During the period ended October 31, 2009, the fund was charged $2,227 for services performed by the Chief Compliance Officer.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: Rule 12b-1 distribution plan fees $17, shareholder services plan fees $17, custodian fees $100, chief compliance officer fees $2,227 and transfer agency per account fees $90, which are offset against an expense reimbursement currently in effect in the amount of $40,084.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities (all of which were affiliated issuers), during the period ended October 31, 2009, amounted to $100,000 and $0, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended October 31,2009 were as follows:

Affiliated Investment	Value		Sales
Company	10/31/2008 ($)	Purchases ($)	Proceeds ($) Dividends ($)

Dreyfus Appreciation
Fund	—	17,000	—	—
Dreyfus Strategic
Value Fund, Cl. I	—	33,000	—	—
Dreyfus Research
Growth Fund, Cl. Z	—	33,000	—	—
Dreyfus U.S. Equity
Fund, Cl. I	—	17,000	—	—
Total	—	100,000	—	—

		Change in Net
		Unrealized
Affiliated Investment	Net Realized	Appreciation	Value	% of Net
Company	Gain/(Loss) ($) (Depreciation) ($) 10/31/2009 ($)			Assets

Dreyfus Appreciation Fund	—	807	17,807	17.3
Dreyfus Strategic
Value Fund, Cl. I	—	183	33,183	32.3
Dreyfus Research
Growth Fund, Cl. Z	—	1,280	34,280	33.3
Dreyfus U.S. Equity
Fund, Cl. I	—	707	17,707	17.2
Total	—	2,977	102,977	100.1

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The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended October 31,2009. These disclosures did not impact the notes to the financial statements.

At October 31, 2009, the cost of investments for federal income tax purposes was $100,000;accordingly,accumulated net unrealized appreciation on investments was $2,977, consisting of gross unrealized appreciation.

NOTE 4—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Diversified Large Cap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Diversified Large Cap Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of October 31, 2009, and the related statements of operations and changes in net assets and financial highlights for the period from August 31, 2009 (commencement of operations) to October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Diversified Large Cap Fund at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 31, 2009 to October 31, 2009, in conformity with U.S. generally accepted accounting principles.

New York, New York December 29, 2009

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INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (UNAUDITED)

At a meeting of the fund’s Board held on July 9, 2009, the Board unanimously approved the fund’s Management Agreement, pursuant to which Dreyfus will provide the fund with investment management services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the Management Agreement, the Board members considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of Dreyfus regarding services provided to other funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services to be provided to the fund pursuant to the Management Agreement. The Board members also referenced information provided and discussions at previous meetings regarding the relationships Dreyfus has with various intermediaries and the different needs of each, the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to the different distribution channels.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. As the fund had not yet commenced operations, the Board members were not able to review the fund’s performance. The Board discussed with representatives of Dreyfus the investment strategies to be employed in the management of the fund’s assets. The Board members noted the reputation and experience of Dreyfus and Dreyfus’ investment committee responsible for managing the fund’s assets.

The Board members noted that the fund will not pay Dreyfus a management fee, but that the fund will bear its proportionate share of the fees and expenses of the funds in which the fund will invest (the “Underlying Funds”). Representatives of Dreyfus informed the Board that Dreyfus will contractually agree, until at least March 1, 2011, to assume the expenses of the fund so that the direct expenses of the fund’s share classes (including indirect fees and expenses of the Underlying Funds, but excluding fund Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.20%.

Representatives of Dreyfus stated that there were no other funds or other accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. Dreyfus would not have direct profits from the fund’s management fee, since the fund would pay no direct management fee. Similarly, potential economies of scale were not relevant. The Board members considered potential benefits to Dreyfus from acting as investment adviser.

22

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services to be provided by Dreyfus are adequate and appropriate.
  The Board concluded that, since the fund had not yet commenced operations, its performance could not be measured and was not a fac- tor.The Board considered the reputation and experience of Dreyfus and Dreyfus’ investment committee responsible for managing the fund’s assets.
  Since the fund would not pay a direct management fee, profitability and potential economies of scale were not relevant.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 23

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (66)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 173
———————
Gordon J. Davis (68)
Board Member (1993)
Principal Occupation During Past 5Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 43
———————
David P. Feldman (69)
Board Member (1991)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
No. of Portfolios for which Board Member Serves: 47

24

Lynn Martin (69)
Board Member (1993)
Principal Occupation During Past 5Years:
• Advisor to the international accounting firm of Deloitte &Touche, LLP and Chair to its Council for the Advancement of Women from March 1993-September 2005
Other Board Memberships and Affiliations:
• AT&T Inc., a telecommunications company, Director
• Ryder System, Inc., a supply chain and transportation management company, Director
• The Proctor & Gamble Co., a consumer products company, Director
• Constellation Energy Group, Director
• Chicago Council on Global Affairs
• Coca-Cola International Advisory Council
• Deutsche Bank Advisory Council
No. of Portfolios for which Board Member Serves: 15
———————
Philip L. Toia (76)
Board Member (1997)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Sander Vanocur, Emeritus Board Member
Daniel Rose, Emeritus Board Member

The Fund 25

OFFICERS OF THE FUND (Unaudited)

26

The Fund 27

NOTES

Dreyfus
Emerging Asia Fund

ANNUAL REPORT October 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

16	Financial Highlights

19	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Important Tax Information

32	Information About the Review and Approval of the Fund’s Management Agreement

37	Board Members Information

39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Emerging Asia Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Asia Fund, covering the 12-month period from November 1, 2008, through October 31, 2009.

Recent reports of positive economic growth in the United States’, European and Asian markets may have signaled the end of the deep global recession that technically began here in the U.S. in late 2007. Signs that the world economies finally have turned a corner include inventory rebuilding among manufacturers, improvements in domestic housing, and more robust consumer spending. These developments helped fuel a sustained worldwide stock rally since the early spring, with the most beaten-down securities in less developed nations generally leading the rebound. Higher-quality stocks within more developed markets have participated in the rally, but have so far lagged on a relative performance basis.

In our judgment, the global financial markets currently appear poised to enter into a new phase in which underlying fundamentals, such as sound capital and financial structures—and not bargain hunting—are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the global economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risk that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by Hugh Simon, Nina Wu and Abhijit Sarkar, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, Dreyfus Emerging Asia Fund’s Class A shares produced total returns of 158.50%, Class C shares returned 155.78% and Class I shares returned 158.50%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Asia Index (the “Index”), produced a total return of 66.25% for the same period.2

After suffering sharp declines in the wake of a global financial crisis early in the reporting period,Asian stock markets rallied strongly as the emerging markets led the world out of recession. The fund produced higher returns than its benchmark, primarily due to its emphasis on markets with growing middle classes and robust industrial development activity.

The Fund’s Investment Approach

The fund, which seeks long-term capital appreciation, normally invests at least 80% of its assets in stocks of companies that are principally traded in China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea,Taiwan,Thailand andVietnam.The fund may invest in the stocks of companies of any market capitalization. To determine where the fund will invest, we analyze several factors, including economic and political trends in Asian emerging market countries, the current financial condition and future prospects of individual companies and sectors in the Asian emerging markets, and the valuation of one market or company relative to that of another.

After Downturn, Emerging Markets Rebounded Sharply

In the weeks before the start of the reporting period, the failures of several major United States and European financial institutions sparked a global financial crisis that nearly led to the collapse of the worldwide banking system. Meanwhile, rising unemployment, declining housing markets and plunging consumer confidence in the United States produced the most severe global recession since the 1930s.These influences fueled a bear market that drove stocks throughout the world to multi-year lows in the first quarter of 2009.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Market sentiment began to improve in March 2009, when it became clearer that aggressive remedial actions by the world’s government and monetary authorities — including historically low short-term interest rates, the rescue of troubled corporations and massive injections of liquidity into the global banking system — had helped repair the credit markets. Subsequently, evidence of global economic stabilization propelled global stocks higher through the reporting period’s end. The emerging markets generally produced more robust gains during the rally than developed markets.Asia is home to some of the stronger emerging markets, as the regional economy was buoyed by robust domestic consumption, infrastructure spending and manufacturing activity.

Country Allocation Strategy Bolstered Relative Performance

The fund was positioned during the reporting period to capture the benefits of a recovering regional economy.We emphasized markets with growing middle classes of consumers and robust industrial development, including China, India,Vietnam and Indonesia.

Chinese stocks comprised a significant portion of the fund as local interest rates declined, Chinese property developers fared particularly well. Chinese domestic stocks advanced as a massive economic stimulus program gained traction. Infrastructure related companies, such as AviChina Industry &Technology, rose as they responded to rising orders and lower costs. China’s economic stimulus program also helped spur greater activity in infrastructure construction, leading to better business conditions for mining company Hunan Non-Ferrous Metals; and Zhuzhou CSRTimes Electric Co., a leading railway automation company. Finally, Chinese domestic consumption demonstrated great resilience after the downturn, helping to support sales of automobiles, appliances and other goods sold by the fund’s Chinese consumer-oriented companies.

In India, ongoing industrial development benefited holdings such as Reliance Infrastructure, a builder of roads and airports, and Engineers India, an engineering consulting firm. Lower interest rates in India helped bolster the value of property developer Unitech, and strong domestic consumption helped support sales of automobiles produced by Tata Motors. In other parts of Asia, Indonesian coal exporter Bumi Resources and Thailand’s sugar producers also contributed positively to the fund’s performance.

Region Continued to Attract Investment Capital

As of the end of October, we believe the Asian economies appear to be on track toward achieving some of the world’s higher growth rates in 2009 and 2010. As government economic stimulus programs wind down, we expect private investment to pick up the slack. In addition, a global economic recovery seems likely to support regional trading activity.We believe, these factors may lead to greater inflationary pressures and potentially higher short-term interest rates in the region.

Against this backdrop, we have continued to focus on companies we believe are poised to benefit from rising regional demand from businesses and consumers as Asia solidifies its role as a global manufacturing sector and its middle class becomes more prosperous. In our opinion, the positive impact of these developments on housing values, automobile sales and export activity should continue to support corporate earnings and stock prices in the region.

November 16, 2009

Emerging Asia markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1,
2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
Please note that the fund’s returns were achieved during a period in which market conditions were favorable to emerging markets in general and the fund’s investment strategy in particular. Such returns are not sustainable and should not be expected to continue over the long run.
2	SOURCE: BLOOMBERG, L.P. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The MSCI Emerging Markets Asia Index is a free float adjusted market capitalization weighted index designed to measure equity market performance in the emerging market countries of Asia.

The Fund 5

FUND PERFORMANCE

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Emerging Asia Fund on 12/13/07 (inception date) to a $10,000 investment made in the MSCI Emerging Markets Asia Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. For comparative purposes, the value of the Index on 11/30/07 is used as the beginning value on 12/13/07.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a free-float adjusted market capitalization weighted index designed to measure equity market performance in the emerging market countries of Asia. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/09

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	12/13/07	143.87%	–12.39%
without sales charge	12/13/07	158.50%	–9.60%
Class C shares
with applicable redemption charge †	12/13/07	154.78%	–10.35%
without redemption	12/13/07	155.78%	–10.35%
Class I shares	12/13/07	158.50%	–9.60%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Asia Fund from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000†	$ 12.79	$ 17.57	$ 11.20
Ending value (after expenses)	$1,536.40	$1,535.50	$1,538.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000†	$ 10.16	$ 13.94	$ 8.89
Ending value (after expenses)	$1,015.12	$1,011.34	$1,016.38

† Expenses are equal to the fund’s annualized expense ratio of 2.00% for Class A, 2.75% for Class C and 1.75%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS October 31, 2009

Common Stocks—98.5%	Shares	Value ($)

China—28.0%
Airmedia Group, ADR	177,000 [a]	1,463,790
American Dairy	5,100 [a]	147,594
AviChina Industry & Technology, Cl. H	3,300,000 [a]	1,063,836
Beijing Capital Land, Cl. H	2,294,000	959,580
Bengang Steel Plates, Cl. B	2,047,674	1,029,234
China Merchants Property Development, Cl. B	300,702	733,525
Chongqing Machinery & Electric, Cl. H	10,064,000 [a]	1,766,105
Hollysis Automation Technologies	160,999 [a]	1,548,810
Hunan Non-Ferrous Metal, Cl. H	3,108,000	941,112
Livzon Phamaceutical, Cl. B	250,102	564,814
Mindray Medical International, ADR	58,600	1,800,778
Shanghai Friendship Group, Cl. B	2,040,801	2,432,089
Shanghai Jin Jiang International Hotels Group, Cl. H	3,222,000	982,179
Shenji Group Kunming Machine Tool, Cl. H	1,178,000	1,000,199
Sina	45,500 [a]	1,701,245
Sino-Ocean Land Holdings	2,789,500	2,707,680
Suntech Power Holdings, ADR	220,900 [a]	2,798,803
Visionchina Media, ADR	231,700 [a]	1,937,012
		25,578,385
Hong Kong—17.0%
Alibaba.com	700,000	1,603,149
China Everbright	148,000	340,705
Coslight Technology International Group	594,000	1,174,447
Daphne International Holdings	1,372,000	1,041,301
Lifestyle International Holdings	1,100,500	1,774,863
Orient Overseas International	266,500	1,297,039
Samling Global	4,534,000	339,310
Shui On Construction and Materials	1,878,000	2,883,504
SRE Group	15,694,000	1,771,695
Sunny Optical Technology Group	12,252,000	1,433,818
Trinity	964,000 [a]	205,233
Zhuzhou CSR Times Electric, Cl. H	930,000	1,676,655
		15,541,719

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

India—36.6%
Ansal Properties & Infrastructure	847,000	1,130,284
Balrampur Chini Mills	960,000	3,002,143
Brushman India, GDR	300,000 [a]	84,000
Country Club India	971,000	340,829
Dewan Housing (Warrants 10/24/12)	340,000 [b,c]	1,242,897
Engineers India	99,500	2,373,672
Hero Honda Motors	53,000	1,739,860
Hinduja Ventures	105,006	665,667
IFCI	2,600,000	2,401,120
Indiabulls Real Estate	402,000 [a]	2,095,491
Ispat Industries	2,950,000 [a]	1,152,695
Jai Balaji Industries (Warrants 3/19/13)	375,000 [a,c]	1,943,749
K.S. Oils	1,000,000	1,339,011
PVP Ventures	1,220,000 [a]	1,022,138
Reliance Infrastructure	81,500	1,804,465
Sanwaria Agro Oils	52,193	53,801
Shipping Corp. of India	515,000	1,404,841
Siemens India	8,000	85,509
Suzlon Energy	2,010,000 [a]	2,804,743
Tata Motors	300,000	3,481,190
Unitech	1,600,000	2,724,626
Vishal Retail	170,000 [a]	216,676
XL Telecom & Energy	322,700	224,924
		33,334,331
Indonesia—2.3%
Bakrie & Brothers	72,016,500 [a]	724,384
Bumi Resources	4,730,000	1,141,194
Ciputra Property	8,405,500 [a]	257,813
		2,123,391
Malaysia—1.2%
Media Prima	2,138,500	1,055,623
Singapore—1.8%
Golden Agri-Resources	5,328,936	1,593,876
Golden Agri-Resources (Warrants 7/23/12)	81,654 [a]	6,700
		1,600,576
South Korea—2.2%
CJ O Shopping	30,579	2,025,125

Common Stocks (continued)	Shares	Value ($)

Sri Lanka—1.3%
John Keells Holdings (Warrants 1/20/10)	1,000,000 [a,c]	1,230,749
Thailand—.7%
Khon Kaen Sugar Industry	1,803,200	667,332
Vietnam—7.4%
Kinh Bac City Development Share
Holding (Warrants 5/5/14)	500,000 [a,c]	2,034,366
Luks Group Vietnam Holdings	1,104,000	602,451
Petrovietnam Drilling and Well Services
(Warrants 1/11/17)	100,000 [a,c]	515,558
Petrovietnam Fertilizer & Chemical (Warrants 6/18/18)	360,000 [a,c]	890,885
Petrovietnam General Services (Warrants 4/1/10)	130,000 [a,c]	214,472
Pha Lai Thermal Power (Warrants 1/17/12)	527,580 [a,b,c]	776,298
Saigon Securities (Warrants 1/17/12)	257,430 [b,c]	1,377,420
Vietnam Dairy Products (Warrants 1/20/10)	60,000 [c]	292,614
		6,704,064

Total Investments (cost $84,917,523)	98.5%	89,861,295
Cash and Receivables (Net)	1.5%	1,334,086
Net Assets	100.0%	91,195,381

ADR—American Depository Receipts GDR—Global Depository Receipts

a Non-income producing security.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2009, these securities had a total market value of $3,396,615 or 3.7% of net assets.
c The value of this security has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Industrial	19.7	Consumer Staples	4.3
Financial	16.0	Materials	3.2
Information Technology	15.3	Health Care	2.6
Manufacturing	14.4	Energy	1.3
Consumer Discretionary	12.9
Utilities	8.8		98.5

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	84,917,523	89,861,295
Cash		1,653,508
Cash denominated in foreign currencies	803,709	804,879
Receivable for shares of Common Stock subscribed		2,011,335
Receivable for investment securities sold		494,668
Dividends and interest receivable		1,195
Prepaid expenses		25,906
		94,852,786
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		153,212
Payable for investment securities purchased		1,241,916
Payable for shares of Common Stock redeemed		1,205,705
Bank loan payable—Note 2		1,000,000
Interest payable—Note 2		116
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		47
Accrued expenses		56,409
		3,657,405
Net Assets ($)		91,195,381
Composition of Net Assets ($):
Paid-in capital		93,285,707
Accumulated Investment loss—net		(121,969)
Accumulated net realized gain (loss) on investments		(6,907,968)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		4,939,611
Net Assets ($)		91,195,381

Net Asset Value Per Share
	Class A	Class C	Class I

Net Assets ($)	58,547,957	15,089,583	17,557,841
Shares Outstanding	5,662,736	1,482,122	1,697,598
Net Asset Value Per Share ($)	10.34	10.18	10.34

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended October 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $14,448 foreign taxes withheld at source):
Unaffiliated issuers	494,625
Affiliated issuers	1,187
Total Income	495,812
Expenses:
Management fee—Note 3(a)	367,386
Custodian fees—Note 3(c)	128,375
Shareholder servicing costs—Note 3(c)	115,328
Registration fees	95,741
Auditing fees	59,535
Distribution fees—Note 3(b)	47,139
Prospectus and shareholders’ reports	10,274
Loan commitment fees—Note 2	4,039
Directors’ fees and expenses—Note 3(d)	2,730
Legal fees	1,586
Interest expense—Note 2	569
Miscellaneous	20,196
Total Expenses	852,898
Less—reduction in management fee due to undertaking—Note 3(a)	(224,380)
Less—reduction in fees due to earnings credits—Note 1(c)	(2,839)
Net Expenses	625,679
Investment (Loss)—Net	(129,867)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	302,988
Net realized gain (loss) on forward foreign currency exchange contracts	(220,374)
Net Realized Gain (Loss)	82,614
Net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($47) net unrealized (depreciation) on
forward foreign currency exchange contracts]	14,943,796
Net Realized and Unrealized Gain (Loss) on Investments	15,026,410
Net Increase in Net Assets Resulting from Operations	14,896,543

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009[a]	2008[b]

Operations ($):
Investment income (loss)—net	(129,867)	125,048
Net realized gain (loss) on investments	82,614	(7,475,987)
Net unrealized appreciation
(depreciation) on investments	14,943,796	(10,004,185)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,896,543	(17,355,124)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	54,272,347	27,465,111
Class C Shares	11,744,108	8,588,528
Class I Shares	19,128,160	623,722
Class T Shares	—	326,238
Cost of shares redeemed:
Class A Shares	(11,564,659)	(9,418,720)
Class C Shares	(2,785,046)	(1,923,676)
Class I Shares	(2,355,869)	(233,004)
Class T Shares	(20,240)	(193,038)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	68,418,801	25,235,161
Total Increase (Decrease) in Net Assets	83,315,344	7,880,037
Net Assets ($):
Beginning of Period	7,880,037	—
End of Period	91,195,381	7,880,037
Accumulated investment (loss)—net	(121,969)	—

	Year Ended October 31,

	2009[a]	2008[b]

Capital Share Transactions:
Class Ac
Shares sold	5,714,210	2,692,915
Shares redeemed	(1,431,148)	(1,313,241)
Net Increase (Decrease) in Shares Outstanding	4,283,062	1,379,674
Class C
Shares sold	1,282,490	808,488
Shares redeemed	(361,850)	(247,006)
Net Increase (Decrease) in Shares Outstanding	920,640	561,482
Class I
Shares sold	1,903,826	52,693
Shares redeemed	(231,303)	(27,618)
Net Increase (Decrease) in Shares Outstanding	1,672,523	25,075
Class Tc
Shares sold	—	26,355
Shares redeemed	(4,600)	(21,755)
Net Increase (Decrease) in Shares Outstanding	(4,600)	4,600

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b From December 13, 2007 (commencement of operations) to October 31, 2008.
c On the close of business on February 4, 2009, 4,598 Class T shares representing $20,230 were converted to 4,526
Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended October 31,

Class A Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	4.01	12.50
Investment Operations:
Investment income (loss)—net[b]	(.02)	.08
Net realized and unrealized
gain (loss) on investments	6.33	(8.57)
Total from Investment Operations	6.31	(8.49)
Proceeds from redemption fees	.02	—
Net asset value, end of period	10.34	4.01
Total Return (%)[c]	158.50	(68.00)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.80	3.31[e]
Ratio of net expenses to average net assets	2.00	2.00[e]
Ratio of net investment income
(loss) to average net assets	(.29)	1.03[e]
Portfolio Turnover Rate	100.74	217.53[d]
Net Assets, end of period ($ x 1,000)	58,548	5,528

a	From December 13, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

	Year Ended October 31,

Class C Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	3.98	12.50
Investment Operations:
Investment income (loss)—net[b]	(.08)	.02
Net realized and unrealized
gain (loss) on investments	6.27	(8.54)
Total from Investment Operations	6.19	(8.52)
Proceeds from redemption fees	.01	—
Net asset value, end of period	10.18	3.98
Total Return (%)[c]	155.78	(68.16)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.71	4.08[e]
Ratio of net expenses to average net assets	2.75	2.75[e]
Ratio of net investment income
(loss) to average net assets	(.98)	.31[e]
Portfolio Turnover Rate	100.74	217.53[d]
Net Assets, end of period ($ x 1,000)	15,090	2,233

a	From December 13, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,

Class I Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	4.00	12.50
Investment Operations:
Investment income (loss)—net[b]	(.03)	.02
Net realized and unrealized
gain (loss) on investments	6.35	(8.52)
Total from Investment Operations	6.32	(8.50)
Proceeds from redemption fees	.02	—
Net asset value, end of period	10.34	4.00
Total Return (%)	158.50	(68.00)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.05	2.86[d]
Ratio of net expenses to average net assets	1.75	1.75[d]
Ratio of net investment income
(loss) to average net assets	(.31)	.29[d]
Portfolio Turnover Rate	100.74	217.53[c]
Net Assets, end of period ($ x 1,000)	17,558	100

a	From December 13, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Asia Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Hamon U.S. Investment Advisors Limited (“Hamon”) serves as the fund’s sub-investment adviser. Hamon is an affiliate of Dreyfus.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 250 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggre-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

gate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	11,949,275	77,912,020	—	89,861,295
Other Financial
Instruments††	—	—	—	—
Liabilities ($)
Other Financial
Instruments††	—	(47)	—	(47)

†	See Statement of Investments for country classification.
††	Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in emerging markets of Asia. Economic changes in the continent of Asia or other aspects that effect valuation of securities may have a greater effect on the fund’s net asset value than other funds that do not have similar investment objectives.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the two-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $6,642,825 and unrealized appreciation $4,552,499.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, the carryover expires in fiscal 2016.

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency exchange gains and losses and net operating losses, the fund increased accumulated undistributed investment income-net by $7,898, increased accumulated net realized gain (loss) on investments by $253,094 and decreased paid-in capital by $260,992. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund could borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit provided by The Bank of New York Mellon until October 13, 2009, when it was terminated. Effective October 14, 2009, the fund participates with other Dreyfus-managed funds in a $215 million unsecured credit facility led by Citibank, N.A. and the fund continues participation with other Dreyfus-managed funds in a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2009, was approximately $56,200, with a related weighted average annualized interest rate of 1.01%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2010, so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.75% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $224,380 during the period ended October 31, 2009.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee at the annual rate of .625% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended October 31, 2009, the Distributor retained $75,793 from commissions earned on sales of the fund’s Class A shares and $15,812 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay and Class T shares paid the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2009, Class C and Class T shares were charged $47,126 and $13, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class T shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2009, Class A, Class C and Class T shares were charged $48,475, $15,709 and $13, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2009, the fund was charged $22,274 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2009, the fund was charged $2,839 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2009, the fund was charged $128,375 pursuant to the custody agreement.

During the period ended October 31, 2009, the fund was charged $6,397 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $93,183, Rule 12b-1 distribution plan fees $9,204, shareholder services plan fees $14,990, custodian fees $44,506, chief compliance offi-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

cer fees $3,897 and transfer agency per account fees $6,400, which are offset against an expense reimbursement currently in effect in the amount of $18,968.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended October 31, 2009, redemption fees charged and retained by the fund amounted to $48,993.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2009, amounted to $96,336,265 and $29,197,847, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2009:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)

Sale:
Hong Kong Dollar,
Expiring 11/2/2009	3,500,000	451,554	451,601	(47)

At October 31, 2009, the cost of investments for federal income tax purposes was $85,304,635; accordingly, accumulated net unrealized appreciation on investments was $4,556,660, consisting of $10,453,698 gross unrealized appreciation and $5,897,038 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Emerging Asia Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Asia Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.), as of October 31, 2009, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Asia Fund at October 31, 2009, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with U. S. generally accepted accounting principles.

New York, New York December 29, 2009

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2009:

—the total amount of taxes paid to foreign countries was $13,906
—the total amount of income sourced from foreign countries was
$13,906.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2009 calendar year with Form 1099-DIV which will be mailed in early 2010.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on July 9, 2009, the Board considered the re-approval of the fund’s Management Agreement with Dreyfus and the Sub-Investment Advisory Agreement between Dreyfus and Hamon U.S. Investment Advisors Limited (“Hamon”) (together, the “Agreements”) for a one-year term ending July 31, 2010.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the re-approval of the Agreements, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to the Agreements. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ and Hamon’s research and portfolio management capabilities, the division of responsibilities between Dreyfus and Hamon, and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure, as well as Dreyfus’ supervisory activities over

Hamon. The Board also considered Dreyfus’ and Hamon’s brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ and Hamon’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance for the one-year period ended May 31, 2009, and compared the fund’s performance to the performance of a group of comparable retail front-end load Pacific ex-Japan funds (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional Pacific ex-Japan funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance for the one-year period ended May 31, 2009 was above the Performance Group and Performance Universe medians (in the first quartile). Dreyfus also provided a comparison of the fund’s total returns to the returns of its benchmark index for each calendar year since inception.

The Board members also discussed the fund’s actual and contractual management fees and total expense ratio compared to a group of comparable retail front-end load Pacific ex-Japan funds (the “Expense Group”) and a broader group of funds consisting of all retail front-end load Pacific ex-Japan funds (the “Expense Universe”), each selected and provided by Lipper. The Board noted that Dreyfus has contractually agreed, until March 10, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the fund’s expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.75% of the fund’s average daily net assets.The Board members noted that the fund’s actual management fee (after waivers) was

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

lower than the Expense Group and Expense Universe medians, the fund’s contractual management fee was higher than the Expense Group median and the fund’s total expense ratio was higher than the Expense Group and Expense Universe medians.

Representatives of Dreyfus noted that there were no other mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and reviewed with the Board other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to Hamon in relation to the fee paid to Dreyfus by the fund and the respective services provided by Hamon and Dreyfus.The Board also noted that Hamon’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitabil-

ity analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and to Hamon from acting as sub-adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Since Dreyfus, and not the fund, pays Hamon pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Hamon’s profitability to be relevant to its deliberations. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to re-approving the Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus and Hamon are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded that the fees payable to Dreyfus and Hamon were reasonable in light of the considerations described above.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (66)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 173

———————
Gordon J. Davis (68)
Board Member (1993)
Principal Occupation During Past 5Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 43

———————
David P. Feldman (69)
Board Member (1991)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
No. of Portfolios for which Board Member Serves: 47

The Fund 37

BOARD MEMBERS INFORMATION ( Unaudited) (continued)

Lynn Martin (69)
Board Member (1993)
Principal Occupation During Past 5Years:
• Advisor to the international accounting firm of Deloitte &Touche, LLP and Chair to its Council for the Advancement of Women from March 1993-September 2005
Other Board Memberships and Affiliations:
• AT&T Inc., a telecommunications company, Director
• Ryder System, Inc., a supply chain and transportation management company, Director
• The Proctor & Gamble Co., a consumer products company, Director
• Constellation Energy Group, Director
• Chicago Council on Global Affairs
• Coca-Cola International Advisory Council
• Deutsche Bank Advisory Council
No. of Portfolios for which Board Member Serves: 15

———————
Philip L. Toia (76)
Board Member (1997)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 26

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Sander Vanocur, Emeritus Board Member
Daniel Rose, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

40

Dreyfus
Greater China Fund

ANNUAL REPORT October 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

34	Report of Independent Registered Public Accounting Firm

35	Important Tax Information

36	Information About the Review and Approval of the Fund’s Management Agreement

40	Board Members Information

42	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Greater China Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Greater China Fund, covering the 12-month period from November 1, 2008, through October 31, 2009.

Recent reports of positive economic growth in the United States’, European and Asian markets may have signaled the end of the deep global recession that technically began here in the U.S. in late 2007. Signs that the world economies finally have turned a corner include inventory rebuilding among manufacturers, improvements in domestic housing, and more robust consumer spending. These developments helped fuel a sustained worldwide stock rally since the early spring, with the most beaten-down securities in less developed nations generally leading the rebound. Higher-quality stocks within more developed markets have participated in the rally, but have so far lagged on a relative performance basis.

In our judgment, the global financial markets currently appear poised to enter into a new phase in which underlying fundamentals, such as sound capital and financial structures—and not bargain hunting—are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the global economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risk that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by Hugh Simon and Nina Wu, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended on October 31, 2009, Dreyfus Greater China Fund’s Class A shares produced total returns of 151.88%, Class B shares returned 149.56%, Class C shares returned 149.73% and Class I shares returned 152.43%.1 In comparison, the fund’s benchmark, the Hang Seng Index, produced a total return of 61.13% for the same period.2 After suffering sharp declines in the wake of a global financial crisis early in the reporting period, China’s stock market rallied strongly as the Asian emerging markets led the world out of recession. The fund produced higher returns than its benchmark, primarily due to its bias toward mid-cap stocks and the strong performance among Chinese infrastructure, property & commodity companies and domestic consumer stocks.

The Fund’s Investment Approach

The fund, which seeks long-term capital appreciation, normally invests at least 80% of its assets in stocks of companies that (i) are principally traded in China, Hong Kong or Taiwan (Greater China), (ii) derive at least 50% of their revenues from Greater China, or (iii) have at least 50% of their assets in Greater China.To determine where the fund will invest, we analyze several factors, including economic and political trends in Greater China, the current financial condition and future prospects of individual companies and sectors in the region, and the valuation of one market or company relative to that of another.

After Downturn, Emerging Markets Rebounded Sharply

In the weeks before the start of the reporting period, the failures of several major United States and European financial institutions sparked a global financial crisis that nearly led to the collapse of the worldwide banking system. Meanwhile, rising unemployment, declining housing markets and plunging consumer confidence in the United States, Europe and other markets produced the most severe global recession since the 1930s. These influences along with investors risk aversion fueled a bear market in equities that drove stocks throughout the world to multi-year lows in the first quarter of 2009. Nevertheless, China, as the beneficiary of its robust stimulus package, recovered first. Its stock markets reached its low in October 2008 and have recovered since then.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Market sentiment in other parts of Asia began to improve in March 2009, when it became clearer that aggressive remedial actions by the world’s government and monetary authorities—including historically low short-term interest rates, the rescue of troubled United States and European corporations and massive injections of liquidity into the global banking system—had helped repair the credit markets. Subsequently, evidence of global economic stabilization propelled stocks higher through to the reporting period’s end.The emerging markets generally produced more robust gains during the rally than developed markets. China proved to be one of the stronger emerging markets, as its economy was buoyed by lower interest rates, a large stimulus program from its central government and large bank lending.

Stock Selection Strategy Bolstered Relative Performance

In this volatile environment, the fund benefited from positioning the portfolio to capture the benefits of a recovering regional economy and particular sectors. As liquidity conditions improved and interest rates declined, the fund’s holdings of Chinese property developers fared particularly well, such as Beijing Capital Land, which more than tripled in value. Later, as the economic stimulus program gained traction and with companies moving up the value chain, companies will turnaround and its improved earnings growth should surprise the market. For example,AviChina Industry &Technology rose more than four-fold as it responded to rising orders in the wake of a successful corporate restructuring. China’s economic stimulus program also helped spur greater activity in infrastructure construction and spending, leading to better business conditions and a higher stock price for China Automation Group, a major provider of controlling system to the petrochemical and railway industries. Finally, Chinese domestic consumption demonstrated great resilience after the downturn, as retail sales in China grew at an annualized rate of more than 15%, a 20-year high, helping to support sales of automobiles, appliances and other goods sold by the fund’s consumer-oriented holdings.

Elsewhere in the Greater China region, companies in Taiwan continued to benefit from a better relationship with the Chinese mainland, helping to boost demand for technology products such as semiconductors, LED, touch panels and information technology services.

China Continues to Attract Investment Capital

As of the end of October, we believe the Chinese economy appears to be on track toward achieving growth rates of 8% in 2009 and more than 9% in 2010. As the government’s economic stimulus program

4

winds down, we expect private investment to pick up the slack. In addition, a strong U.S. dollar linked to yuan currency and a global economic recovery seem likely to support export activity. These factors may lead to greater inflationary pressures and potentially higher interest rates in the future.

Therefore,we are holding on to property investors and commodities producers that tend to do well when inflation accelerates, and have increased exposure to banks and insurance companies where margins will improve in the upward cycle of interest rate.We continue to believe consumption will be a long-term growth driver to the economy. We particularly like the new consumption such as Internet and media. We also have emphasized machinery and equipment producers that we believe may see greater demand for exports and from corporate capital expenditure. We also have found attractive opportunities among manufacturers of energy-saving and alternative energy technologies, which we believe will benefit from intensified efforts to mitigate the environmental impact of an expanding industrial base. InTaiwan, we have focused on undervalued financial names who are benefiting from the improving Cross-Strait relations as well as tech names which profit by the new tech applications and corporate IT spending recovery in 2010.

November 16, 2009

Emerging markets, such as those of China and Taiwan, tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Please note that the fund’s returns were achieved during a period in which market conditions were favorable to the Chinese market in general and the fund’s investment strategy in particular. Such returns are not sustainable and should not be expected to continue over the long run.
A significant portion of the fund’s longer-term performance record is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that
IPOs will have or continue to have a positive effect on the fund’s performance.
2	SOURCE: BLOOMBERG L.P. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Hang Seng Index is a free-float capitalization-weighted index of
36 companies that represents approximately 66% of the total market cap of the Stock Exchange of Hong Kong. Index components are capped at 25% and divided into four sub-indexes. Return quoted is in U.S. dollars.

The Fund 5

FUND PERFORMANCE

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

A significant portion of the fund’s longer-term performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of Dreyfus Greater China Fund on 10/31/99 to a $10,000 investment made in the Hang Seng Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a capitalization-weighted index of approximately 33 companies that represent 70 percent of the total market capitalization of the Stock Exchange of Hong Kong.The components of the Index are divided into four subindices: Commerce, Finance, Utilities and Properties.The Index reflects reinvestment of net dividends and where applicable, capital gain distributions. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/09

	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)	137.42%	21.16%	17.13%
without sales charge	151.88%	22.61%	17.82%
Class B shares
with applicable redemption charge †	145.56%	21.43%	17.26%
without redemption	149.56%	21.61%	17.26%
Class C shares
with applicable redemption charge ††	148.73%	21.66%	16.91%
without redemption	149.73%	21.66%	16.91%
Class I shares	152.43%	22.94%	18.16%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Greater China Fund from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 11.73	$ 16.09	$ 16.15	$ 9.91
Ending value (after expenses)	$1,424.50	$1,417.70	$1,418.20	$1,426.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 9.75	$ 13.39	$ 13.44	$ 8.24
Ending value (after expenses)	$1,015.53	$1,011.90	$1,011.85	$1,017.04

† Expenses are equal to the fund’s annualized expense ratio of 1.92% for Class A, 2.64% for Class B, 2.65% for
Class C and 1.62% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2009

Common Stocks—99.2%	Shares	Value ($)

China—62.3%
American Dairy	125,300 [a]	3,626,182
AviChina Industry & Technology, Cl. H	104,026,000 [a]	33,535,319
Bank of China, Cl. H	20,000,000	11,528,857
Beijing Capital Land, Cl. H	68,334,000	28,584,124
Bengang Steel Plates, Cl. B	48,000,855	24,126,945
China Automation Group	44,674,000	28,179,057
China Citic Bank, Cl. H	44,450,000	33,266,822
China Communications Services, Cl. H	18,360,000 [a]	9,470,774
China Merchants Property Development, Cl. B	8,378,941	20,439,391
China National Materials, Cl. H	25,309,000	20,093,106
China Oilfield Services, Cl. H	26,012,000	28,152,711
China Shipping Container Lines, Cl. H	48,800,000 [a]	17,321,014
ChinaSoft International	34,600,000 [a]	3,354,409
Chongqing Machinery & Electric, Cl. H	40,500,000 [a]	7,107,238
Citic Securities, Cl. A (Warrants 4/21/10)	3,729,716 [a]	14,765,946
CSG Holding, Cl. B	15,120,891	14,734,683
Dalian Refrigeration, Cl. B	16,033,167	10,172,484
Focus Media Holding, ADR	1,200,000 [a]	14,448,000
Giant Interactive Group, ADR	472,850	3,456,533
Henan Pinggao Electric, Cl. A (Warrants 5/5/14)	5,065,339 [a]	12,575,211
Hollysys Automation Technology	25,200 [a]	242,424
Hunan Non-Ferrous Metal, Cl. H	80,030,000 [a]	24,233,319
Inner Mongolia Yitai Coal, Cl. B	1,889,200	12,165,481
Jiangxi Copper, Cl. H	4,252,000	9,603,568
LDK Solar, ADR	1,505,800 [a]	10,209,324
Lianhua Supermarket Holdings, Cl. H	10,093,000	21,644,780
Mindray Medical International, ADR	428,600	13,170,878
Shandong Chenming Paper Holdings, Cl. B	6,399,306	4,464,122
Shanghai Forte Land, Cl. H	31,216,000	9,428,271
Shanghai Friendship Group, Cl. B	22,700,801	27,053,281
Shanghai Jin Jiang International Hotels Group, Cl. H	44,102,000	13,443,841
Sina	864,545 [a]	32,325,337
Sino-Ocean Land Holdings	13,041,500	12,658,973

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

China (continued)
Spreadtrum Communications, ADR	2,323,715 [a,b]	13,291,650
Suntech Power Holdings, ADR	2,847,511 [a]	36,077,964
Visionchina Media, ADR	1,129,800 [a]	9,445,128
Wolong Electric Group, Cl.A (Warrants 5/5/14)	4,065,563 [a]	10,777,808
Xinjiang Xinxin Mining Industry, Cl. H	34,880,000	18,551,296
		617,726,251
Hong Kong—24.6%
Alibaba.com	5,500,000	12,596,172
Belle International Holdings	17,446,000	17,571,438
China Agri-Industries Holdings	34,780,000	33,261,088
China Everbright	11,418,000	26,284,937
China Foods	20,720,000	15,120,941
China Travel International Investment Hong Kong	64,998,000	13,314,035
Dynasty Fine Wines Group	55,507,000	14,323,193
HSBC Holdings (Warrants 1/28/10)	36,000,000 [a]	6,224,355
Hua Han Bio-Pharmaceutical Holdings, Cl. H	2,000 [a]	353
Lifestyle International Holdings	14,353,500	23,149,025
LK Technology Holdings	61,742,500 [b]	7,582,620
Neo-China Land Group Holdings	16,580,000 [a,c]	2,139,300
Shimao Property Holdings	9,000,500	16,702,547
Sinotruk Hong Kong	10,396,000	12,370,339
Sunny Optical Technology Group	345,000	40,374
TCC International Holdings	17,146,000 [a]	6,939,784
Zhuzhou CSR Times Electric, Cl. H	19,964,000	35,992,199
		243,612,700
Taiwan—12.3%
Epistar	5,764,000	16,941,896
Evergreen Marine	20,632,000 [a]	10,441,929
Gemtek Technology	5,691,500	8,744,885
Inotera Memories	10,808,000 [a]	6,414,153
KGI Securities	28,582,000	13,161,264
KGI Securities, GDR	400,000 [a]	3,757,656
Motech Industries	4,636,348	12,107,830
Pixart Imaging	2,038,090	14,403,781

10

Common Stocks (continued)	Shares	Value ($)

Taiwan (continued)
Shin Kong Financial Holding	62,500,000	25,623,882
Tripod Technology	4,045,000	10,202,800
		121,800,076
Total Common Stocks
(cost $888,312,395)		983,139,027

Other Investment—.5%

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $5,300,000)	5,300,000 [d]	5,300,000

Total Investments (cost $893,612,395)	99.7%	988,439,027
Cash and Receivables (Net)	.3%	2,721,627
Net Assets	100.0%	991,160,654

ADR—American Depository Receipts GDR—Global Depository Receipts

a Non-income producing security.
b Investment in non-controlled affiliates (cost $32,243,205). See Note 1(d).
c Illiquid security, fair valued by management. At the period end, the value of this security amounted to $2,139,300 or 0.2% of net assets. The valuation of this security has been determined in good faith under the direction of the
Board of Directors.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Financial	22.6	Energy	4.1
Industrial	22.3	Health Care	1.3
Information Technology	13.3	Telecommunication Services	1.0
Consumer Discretionary	12.6	Money Market Investment	.5
Consumer Staples	11.6
Materials	10.4		99.7

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	888,312,395	983,139,027
Affiliated issuers	5,300,000	5,300,000
Cash		4,966,957
Cash denominated in foreign currencies	2,067,258	2,065,561
Receivable for investment securities sold		8,061,526
Receivable for shares of Common Stock subscribed		3,765,355
Dividends and interest receivable		116,567
		1,007,414,993
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		2,015,655
Payable for investment securities purchased		11,113,716
Payable for shares of Common Stock redeemed		2,721,480
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		799
Accrued expenses		402,689
		16,254,339
Net Assets ($)		991,160,654
Composition of Net Assets ($):
Paid-in capital		961,917,763
Accumulated net realized gain (loss) on investments		(65,581,183)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		94,824,074
Net Assets ($)		991,160,654

Net Asset Value Per Share
	Class A	Class B	Class C	Class I

Net Assets ($)	630,399,364	21,696,131	258,190,439	80,874,720
Shares Outstanding	15,723,706	588,670	7,004,446	1,969,480
Net Asset Value Per Share ($)	40.09	36.86	36.86	41.06

See notes to financial statements.

12

STATEMENT OF OPERATIONS Year Ended October 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $808,904 foreign taxes withheld at source):
Unaffiliated issuers	9,675,273
Affiliated issuers	42,031
Total Income	9,717,304
Expenses:
Management fee—Note 3(a)	7,667,096
Shareholder servicing costs—Note 3(c)	2,785,331
Distribution fees—Note 3(b)	1,407,672
Custodian fees—Note 3(c)	968,446
Registration fees	96,512
Prospectus and shareholders’ reports	85,454
Professional fees	64,845
Directors’ fees and expenses—Note 3(d)	43,739
Loan commitment fees—Note 2	6,526
Interest expense—Note 2	3,277
Miscellaneous	74,646
Total Expenses	13,203,544
Less—reduction in fees due to earnings credits—Note 1(c)	(67,341)
Net Expenses	13,136,203
Investment (Loss)—Net	(3,418,899)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	12,010,390
Net realized gain (loss) on financial futures	(7,399,960)
Net realized gain (loss) on forward foreign currency exchange contracts	(228,183)
Net Realized Gain (Loss)	4,382,247
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions (including $1,581 net unrealized appreciation on forward foreign currency exchange contracts):
Unaffiliated issuers	447,771,593
Affiliated issuers	512,822
Net Unrealized Appreciation (Depreciation)	448,284,415
Net Realized and Unrealized Gain (Loss) on Investments	452,666,662
Net Increase in Net Assets Resulting from Operations	449,247,763

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009[a]	2008

Operations ($):
Investment (loss)—net	(3,418,899)	(2,228,619)
Net realized gain (loss) on investments	4,382,247	(70,069,369)
Net unrealized appreciation
(depreciation) on investments	448,284,415	(968,794,797)
Net Increase (Decrease) in Net Assets
Resulting from Operations	449,247,763	(1,041,092,785)
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A Shares	—	(116,312,707)
Class B Shares	—	(7,485,381)
Class C Shares	—	(63,447,172)
Class I Shares	—	(24,029,441)
Class T Shares	—	(1,901,255)
Total Dividends	—	(213,175,956)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	384,865,345	193,142,208
Class B Shares	1,391,887	2,379,532
Class C Shares	101,509,277	85,615,474
Class I Shares	35,553,757	14,824,826
Class T Shares	160,837	2,728,564
Dividends reinvested:
Class A Shares	—	96,508,013
Class B Shares	—	5,778,243
Class C Shares	—	44,867,564
Class I Shares	—	22,846,268
Class T Shares	—	1,482,437
Cost of shares redeemed:
Class A Shares	(181,056,848)	(443,693,229)
Class B Shares	(5,613,139)	(13,334,300)
Class C Shares	(57,577,715)	(188,191,782)
Class I Shares	(15,904,651)	(113,776,172)
Class T Shares	(3,678,224)	(4,935,762)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	259,650,526	(293,758,116)
Total Increase (Decrease) in Net Assets	708,898,289	(1,548,026,857)
Net Assets ($):
Beginning of Period	282,262,365	1,830,289,222
End of Period	991,160,654	282,262,365

14

	Year Ended October 31,

	2009[a]	2008

Capital Share Transactions:
Class Ab,c
Shares sold	11,679,633	4,382,322
Shares issued for dividends reinvested	—	2,042,028
Shares redeemed	(5,855,691)	(11,368,418)
Net Increase (Decrease) in Shares Outstanding	5,823,942	(4,944,068)
Class Bb
Shares sold	50,704	57,876
Shares issued for dividends reinvested	—	130,937
Shares redeemed	(208,308)	(382,308)
Net Increase (Decrease) in Shares Outstanding	(157,604)	(193,495)
Class C
Shares sold	3,203,215	1,978,042
Shares issued for dividends reinvested	—	1,017,921
Shares redeemed	(2,066,971)	(5,127,241)
Net Increase (Decrease) in Shares Outstanding	1,136,244	(2,131,278)
Class I
Shares sold	961,435	307,472
Shares issued for dividends reinvested	—	474,173
Shares redeemed	(476,030)	(2,684,428)
Net Increase (Decrease) in Shares Outstanding	485,405	(1,902,783)
Class Tc
Shares sold	9,527	65,971
Shares issued for dividends reinvested	—	32,460
Shares redeemed	(190,015)	(143,897)
Net Increase (Decrease) in Shares Outstanding	(180,488)	(45,466)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b During the period ended October 31, 2009, 47,477 Class B shares representing $1,341,364 were automatically converted to 43,809 Class A shares and during the period ended October 31, 2008, 54,371 Class B shares representing $2,290,849 were automatically converted to 50,807 Class A shares.
c On the close of business on February 4, 2009, 150,548 Class T shares representing $2,955,251 were converted to
144,936 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	15.93	67.93	31.02	19.32	19.64
Investment Operations:
Investment income (loss)—net[a]	(.10)	(.00)[b]	(.12)	.12	.12
Net realized and unrealized gain
(loss) on investments	24.22	(43.59)	41.61	11.59	(.15)
Total from Investment Operations	24.12	(43.59)	41.49	11.71	(.03)
Distributions:
Dividends from investment income—net	—	—	(.45)	(.01)	(.13)
Dividends from net realized gain
on investments	—	(8.41)	(4.13)	—	(.16)
Total Distributions	—	(8.41)	(4.58)	(.01)	(.29)
Proceeds from redemption fees	.04	—	—	—	—
Net asset value, end of period	40.09	15.93	67.93	31.02	19.32
Total Return (%)[c]	151.88	(72.40)	148.75	60.66	(.29)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.95	1.95	1.77	1.92	2.05
Ratio of net expenses
to average net assets	1.94	1.94	1.75	1.88	2.04
Ratio of net investment income
(loss) to average net assets	(.33)	(.01)	(.26)	.44	.56
Portfolio Turnover Rate	75.14	66.07	106.59	188.08	178.32
Net Assets, end of period ($ x 1,000)	630,399	157,682	1,008,291	165,363	65,371

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended October 31,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.77	64.18	29.53	18.53	18.89
Investment Operations:
Investment (loss)—net[a]	(.30)	(.24)	(.50)	(.14)	(.05)
Net realized and unrealized gain
(loss) on investments	22.39	(40.76)	39.50	11.14	(.13)
Total from Investment Operations	22.09	(41.00)	39.00	11.00	(.18)
Distributions:
Dividends from investment income—net	—	—	(.22)	—	(.02)
Dividends from net realized gain
on investments	—	(8.41)	(4.13)	—	(.16)
Total Distributions	—	(8.41)	(4.35)	—	(.18)
Net asset value, end of period	36.86	14.77	64.18	29.53	18.53
Total Return (%)[b]	149.56	(72.60)	146.79	59.37	(1.08)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.69	2.68	2.58	2.73	2.84
Ratio of net expenses
to average net assets	2.68	2.67	2.56	2.70	2.83
Ratio of net investment (loss)
to average net assets	(1.14)	(.68)	(1.19)	(.55)	(.23)
Portfolio Turnover Rate	75.14	66.07	106.59	188.08	178.32
Net Assets, end of period ($ x 1,000)	21,696	11,021	60,319	33,402	20,160

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.76	64.13	29.56	18.54	18.91
Investment Operations:
Investment (loss)—net[a]	(.31)	(.27)	(.46)	(.11)	(.04)
Net realized and unrealized gain
(loss) on investments	22.40	(40.69)	39.46	11.13	(.15)
Total from Investment Operations	22.09	(40.96)	39.00	11.02	(.19)
Distributions:
Dividends from investment income—net	—	—	(.30)	—	(.02)
Dividends from net realized gain
on investments	—	(8.41)	(4.13)	—	(.16)
Total Distributions	—	(8.41)	(4.43)	—	(.18)
Proceeds from redemption fees	.01	—	—	—	—
Net asset value, end of period	36.86	14.76	64.13	29.56	18.54
Total Return (%)[b]	149.73	(72.60)	146.90	59.44	(1.07)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.69	2.71	2.53	2.69	2.82
Ratio of net expenses
to average net assets	2.68	2.70	2.51	2.66	2.82[c]
Ratio of net investment (loss)
to average net assets	(1.13)	(.74)	(1.03)	(.42)	(.21)
Portfolio Turnover Rate	75.14	66.07	106.59	188.08	178.32
Net Assets, end of period ($ x 1,000)	258,190	86,643	513,012	86,666	39,748

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

18

		Year Ended October 31,

Class I Shares	2009	2008	2007[a]	2006	2005

Per Share Data ($):
Net asset value, beginning of period	16.27	69.02	31.43	19.56	19.88
Investment Operations:
Investment income (loss)—net[b]	(.03)	.03	.08	.33	.14
Net realized and unrealized gain
(loss) on investments	24.81	(44.37)	42.16	11.60	(.13)
Total from Investment Operations	24.78	(44.34)	42.24	11.93	.01
Distributions:
Dividends from investment income—net	—	—	(.52)	(.06)	(.17)
Dividends from net realized gain
on investments	—	(8.41)	(4.13)	—	(.16)
Total Distributions	—	(8.41)	(4.65)	(.06)	(.33)
Proceeds from redemption fees	.01	—	—	—	—
Net asset value, end of period	41.06	16.27	69.02	31.43	19.56
Total Return (%)	152.43	(72.31)	149.45	61.14	(.04)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.63	1.66	1.49	1.62	1.77
Ratio of net expenses
to average net assets	1.62	1.65	1.47	1.58	1.77[c]
Ratio of net investment income
(loss) to average net assets	(.09)	.07	.16	1.13	.68
Portfolio Turnover Rate	75.14	66.07	106.59	188.08	178.32
Net Assets, end of period ($ x 1,000)	80,875	24,147	233,751	18,752	3,179

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Greater China Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund.The fund’s investment objective is long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Hamon U.S. Investment Advisors Limited (“Hamon”) serves as the fund’s sub-investment adviser. Hamon is an affiliate of Dreyfus.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

20

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The ASC has superseded all

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the mar-

22

ket in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Equity Securities —
Foreign†	184,394,396	796,605,331	2,139,300	983,139,027
Mutual Funds	5,300,000	—	—	5,300,000
Other Financial
Instruments††	—	—	—	—
Liabilities ($)
Other Financial
Instruments††	—	(799)	—	(799)

†	See Statement of Investments for country classification.
††	Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities —
Foreign ($)

Balance as of 10/31/2008	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(107,458)
Net purchases (sales)	—
Transfers in and/or out of Level 3	2,246,758
Balance as of 10/31/2009	2,139,300

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

24

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Issuers in which the fund held 5% or more of the outstanding voting shares are also defined as “affiliated” in the Act.The following summarizes affiliated issuers, excluding investments in other investment companies, during the period ended October 31, 2009:

Shares

	Beginning			End of	Dividend	Market
Name of issuer	of Period	Purchases	Sales	Period Income ($)		Value ($)

Spreadtrum
Communications,
ADR	2,181,522	142,193	—	2,323,715	— 13,291,650
LK Technology
Holdings	61,742,500	—	—	61,742,500	31,859	7,582,620

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

26

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $54,172,722 and unrealized appreciation $83,415,613.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008, were as follows: ordinary income $0 and $178,580,834 and long-term capital gains $0 and $34,595,122, respectively.

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and net operating losses, the fund increased accumulated undistributed investment income-net by $3,418,899, increased accumulated net realized gain (loss) on investments by $129,268 and decreased paid-in capital by $3,548,167. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund could borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit provided by The Bank of New York Mellon until October 13, 2009, when it was terminated. Effective October 14, 2009, the fund participates with other Dreyfus-managed funds in a $215 million unsecured credit facility led by Citibank, N.A. and the fund continues participation with other Dreyfus-managed funds in a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2009, was approximately $325,000, with a related weighted average annualized interest rate of 1.01%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee at the annual rate of .625% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended October 31, 2009, the Distributor retained $577,701 and $54 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $45,601 and $171,368 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay and Class T shares paid the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2009, Class B, Class C and Class T shares were charged $134,456, $1,271,206 and $2,010, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay and Class T shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

28

The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2009, Class A, Class B, Class C and Class T shares were charged $938,160, $44,819, $423,735 and $2,010, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2009, the fund was charged $472,086 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2009, the fund was charged $67,341 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2009, the fund was charged $968,446 pursuant to the custody agreement.

During the period ended October 31, 2009, the fund was charged $6,397 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,067,075, Rule 12b-1 distribution plan fees $181,149, shareholder services plan fees $196,118, custodian fees $461,416, chief compliance officer fees $3,897 and transfer agency per account fees $106,000.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through use of the fund’s exchange privilege.During the period ended October 31,2009,redemp-tion fees charged and retained by the fund amounted to $548,548.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward contracts, during the period ended October 31, 2009, amounted to $700,393,580 and $443,053,689, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

30

Fair value of derivative instruments as of October 31, 2009 is shown below:

	Derivative	Derivative
	Assets ($)	Liabilities ($)

Foreign exchange risk[1]	— Foreign exchange risk[2]	(799)
Gross fair value of
derivatives contracts	—	(799)

Statement of Assets and Liabilities location:
1	Unrealized appreciation on forward foreign currency exchange contracts.
2	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2009 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)

		Forward
Underlying risk	Futures[3]	Contracts[4]	Total

Equity	(7,399,960)	—	(7,399,960)
Foreign exchange	—	(228,183)	(228,183)
Total	(7,399,960)	(228,183)	(7,628,143)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)5

	Forward
Underlying risk	Contracts	Total

Foreign exchange	1,581	1,581
Total	1,581	1,581

Statement of Operations location:

3	Net realized gain (loss) on financial futures.
4	Net realized gain (loss) on forward foreign currency exchange contracts.
5	Net unrealized appreciation (depreciation) on investments and foreign currency transactions.

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.The fund may invest in financial futures contracts in order to manage its

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses, which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. At October 31, 2009, there were no open financial futures contracts outstanding.

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

32

The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2009:

	Foreign			Unrealized
Forward Foreign Currency	Currency			(Depreciation)
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	at 10/31/2009 ($)

Sale:
Hong Kong Dollars,
expiring 11/2/2009	60,000,000	7,740,937	7,741,736	(799)

At October 31, 2009, the cost of investments for federal income tax purposes was $905,020,856; accordingly, accumulated net unrealized appreciation on investments was $83,418,171,consisting of $183,531,869 gross unrealized appreciation and $100,113,698 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Greater China Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Greater China Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.), as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Greater China Fund at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York December 29, 2009

34

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2009:

— the total amount of taxes paid to foreign countries was $808,904
— the total amount of income sourced from foreign countries
was $808,904.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2009 calendar year with Form 1099-DIV which will be mailed in early 2010.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on July 9, 2009, the Board considered the re-approval of the fund’s Management Agreement with Dreyfus and the Sub-Investment Advisory Agreement between Dreyfus and Hamon U.S. Investment Advisors Limited (“Hamon”) (together, the “Agreements”) for a one-year term ending July 31, 2010. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the re-approval of the Agreements, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to the Agreements. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ and Hamon’s research and portfolio management capabilities, the division of responsibilities between Dreyfus and Hamon, and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure, as well as Dreyfus’ supervisory activities over Hamon. The Board also considered Dreyfus’ and Hamon’s brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ and Hamon’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance for various periods compared to the performance of a group of comparable retail front-end load China region funds (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional China region funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance for the one-, three-, five-and ten-year periods ended May 31, 2009 was above the Performance Group and Performance Universe medians (in the first quartile), and below the two-year period of the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s total returns to the returns of its benchmark index for each of the calendar years for the prior ten years.

The Board members also discussed the fund’s actual and contractual management fees and total expense ratio compared to a group of comparable retail front-end load China region funds (the “Expense Group”) and a broader group of funds consisting of all retail front-end load China region funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the fund’s actual management fee and total expense ratio were higher than the Expense Group and Expense Universe medians and the contractual management fee was higher than the Expense Group median.

Representatives of Dreyfus noted that there were no other mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and reviewed with the Board other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

such Similar Accounts as compared to managing and providing services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to Hamon in relation to the fee paid to Dreyfus by the fund and the respective services provided by Hamon and Dreyfus.The Board also noted that Hamon’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and to Hamon from acting as sub-adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Since Dreyfus, and not the fund, pays Hamon pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Hamon’s profitability to be relevant to its deliberations. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to re-approving the Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus and Hamon are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded that the fees payable to Dreyfus and Hamon were reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (66)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 173
———————
Gordon J. Davis (68)
Board Member (1993)
Principal Occupation During Past 5Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 43
———————
David P. Feldman (69)
Board Member (1991)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
No. of Portfolios for which Board Member Serves: 47

Lynn Martin (69)
Board Member (1993)
Principal Occupation During Past 5Years:
• Advisor to the international accounting firm of Deloitte & Touche, LLP and Chair to its
Council for the Advancement of Women from March 1993-September 2005
Other Board Memberships and Affiliations:
• AT&T Inc., a telecommunications company, Director
• Ryder System, Inc., a supply chain and transportation management company, Director
• The Proctor & Gamble Co., a consumer products company, Director
• Constellation Energy Group, Director
• Chicago Council on Global Affairs
• Coca-Cola International Advisory Council
• Deutsche Bank Advisory Council
No. of Portfolios for which Board Member Serves: 15
———————
Philip L. Toia (76)
Board Member (1997)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Sander Vanocur, Emeritus Board Member
Daniel Rose, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND (Unaudited)

The Fund 43

NOTES

Dreyfus
Satellite Alpha Fund

ANNUAL REPORT October 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Understanding Your Fund’s Expenses

6	Comparing Your Fund’s Expenses With Those of Other Funds

7	Statement of Investments

8	Statement of Assets and Liabilities

9	Statement of Operations

10	Statement of Changes in Net Assets

11	Financial Highlights

12	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Information About the Review and Approval of the Fund’s Management Agreement

24	Board Members Information

26	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Satellite Alpha Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Satellite Alpha Fund, covering the period since the fund’s inception on July 15, 2009, through October 31, 2009.

Recent reports of positive economic growth in the United States’, European and Asian markets may have signaled the end of the deep global recession that technically began here in the U.S. in late 2007. Signs that the world economies finally have turned a corner include inventory rebuilding among manufacturers, improvements in domestic housing, and more robust consumer spending. These developments helped fuel a sustained worldwide stock rally since the early spring, with the most beaten-down securities in less developed nations generally leading the rebound. Higher-quality stocks within more developed markets have participated in the rally, but have so far lagged on a relative performance basis.

In our judgment, the global financial markets currently appear poised to enter into a new phase in which underlying fundamentals, such as sound capital and financial structures—and not bargain hunting—are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the global economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risk that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of July 15, 2009, through October 31, 2009, as provided by Phillip N. Maisano, Richard B. Hoey,William J. Reilly, CFA, Christopher E. Sheldon, CFA, and Keith L. Stransky, CFA, Portfolio Managers

Fund and Market Performance Overview

For the period between the fund’s inception on July 15, 2009, and the end of its fiscal year on October 31, 2009, Dreyfus Satellite Alpha Fund’s Class A shares produced a total return of 10.80%, Class C shares returned 10.56% and Class I shares returned 10.88%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International World (MSCI World) Index (the “Index”), produced a total return of 14.45% for the same period.2

The fund began operations amid rallying global financial markets, as economic and market conditions stabilized in the wake of a severe recession and financial crisis.The fund produced lower returns than its benchmark, primarily due to its asset mix which, by design, tends to have a low correlation to stocks and other “traditional” assets.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets among other mutual funds advised by The Dreyfus Corporation (Dreyfus) that provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies. The fund also may invest in unaffiliated funds, including exchange-traded funds (ETFs). The underlying funds are selected based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors. Dreyfus seeks to diversify the fund’s investments by investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds. The Dreyfus Investment Committee will rebalance the fund’s investments in the underlying funds at least annually, but may do so more often in response to market conditions.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Global Financial Markets Rebounded Sharply

When the fund began operations, the world was recovering from a global financial crisis that nearly led to the collapse of the worldwide banking system. In addition, rising unemployment, declining housing markets and plunging consumer confidence in many markets had produced the most severe global recession since the 1930s.

Although these influences fueled a bear market that drove stocks, higher yielding bonds and commodity prices to multi-year lows, most of the world’s financial markets already had recovered significantly by the start of the reporting period. Market sentiment improved when it became clearer that aggressive remedial actions by the world’s government and monetary authorities had helped repair the credit markets.

During the reporting period, additional evidence of global economic stabilization and a return to growth continued to propel prices of financial assets higher.The emerging markets generally produced more robust gains during the rally than developed markets. Conversely, traditional safe havens, such as the sovereign bonds of developed nations, gave back some of the gains they had achieved during the downturn.

Fund Emphasized Stocks Over Bonds

Following several months of rising stock and bond prices, we positioned the fund to participate in non-traditional assets that tend to have low performance correlations relative to its benchmark. Accordingly, the fund began operations with an allocation to Dreyfus Global Absolute Return Fund, which fared well compared to the MSCI World Index due to underweighted exposure to the U.S. dollar and a modestly overweighted position in global stocks. The U.S. dollar lost value over the reporting period as investors responded to higher return opportunities in other markets, including international equities.

The fund also established a position in Dreyfus Natural Resources Fund, which benefited from the effects of rising oil prices and persistently low natural gas prices on smaller oil-and-gas exploration companies and paper-and-packaging producers,respectively.A somewhat less robust allocation to Emerging Markets Opportunity Fund enabled the fund to par-

4

ticipate in strength in markets that appear to be leading the world out of recession.The fund received less favorable results from Dreyfus Inflation Adjusted Securities Fund, as Treasury Inflation Protected Securities were hurt by a lack of inflationary pressures in the U.S. economy.

The Dreyfus Investment Committee made only one relatively small change in the fund’s investment mix during the reporting period, shifting some assets from Dreyfus Inflation Adjusted Securities Fund to Emerging Markets Opportunity Fund. This adjustment was designed to more fully capture what we believe to be better opportunities in the world’s faster-growing economies.

Finding Opportunities in Non-Traditional Markets

As of the reporting period’s end, the global economy appears to be improving despite the ongoing headwinds of high unemployment rates and struggling real estate markets. Therefore, we have diversified the fund’s assets across underlying funds in such a way as to achieve a generally overweighted position in global stocks. The fund ended the reporting period with approximately 29% of its assets allocated to Dreyfus Global Absolute Return Fund, 15% to Dreyfus Inflation Adjusted Securities Fund, 15% to Dreyfus International Bond Fund, 16% to Dreyfus Global Real Estate Securities Fund, 10% to Dreyfus Natural Resources Fund, 5% to Dreyfus Emerging Markets Debt Local Currency Fund and 10% to Emerging Markets Opportunity Fund.

November 16, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1,
2011. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: Morgan Stanley Capital International – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI)
World Index is an unmanaged index of global stock market performance, including the United
States, Canada, Europe, Australia, New Zealand and the Far East.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Satellite Alpha Fund from July 15, 2009 (commencement of operations) to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000†	$ 1.57	$ 3.93	$ .79
Ending value (after expenses)	$1,108.00	$1,105.60	$1,108.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000†††	$ 2.55	$ 6.36	$ 1.28
Ending value (after expenses)	$1,022.68	$1,018.90	$1,023.95

†	Expenses are equal to the fund’s annualized expense ratio of .50% for Class A, 1.25% for Class C and .25% for Class I,
multiplied by the average account value over the period, multiplied by 109/365 (to reflect the actual days in the period).
††	Please note that while Class A, Class C and Class I shares commenced operations on July 15, 2009, the Hypothetical expenses paid during the period reflect projected activity for the full six months period for purposes of comparability.This projection assumes that annualized expense ratios were in effect during the period May 1, 2009 to October 31, 2009.
††† Expenses are equal to the fund’s annualized expense ratio of .50% for Class A, 1.25% for Class C and .25% for Class I,
multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS October 31, 2009

Other Investment—100.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Emerging Markets Debt
Local Currency Fund, Cl. I	1,081 [a]	14,222
Dreyfus Emerging Markets
Opportunity Fund, Cl. I	2,989 [a]	29,140
Dreyfus Global Absolute
Return Fund, Cl. I	7,158 [a]	85,466
Dreyfus Global Real Estate
Securities Fund, Cl. I	7,221 [a]	46,501
Dreyfus Inflation Adjusted
Securities Fund	3,384 [a]	42,240
Dreyfus International Bond Fund, Cl. I	2,634 [a]	42,969
Dreyfus Natural Resources Fund, Cl. I	1,373 [a,b]	29,773

Total Investments (cost $270,577)	100.1%	290,311
Liabilities, Less Cash and Receivables	(.1%)	(420)
Net Assets	100.0%	289,891

a	Investment in affiliated mutual fund.
b	Non-income producing security.

Portfolio Summary (Unaudited)†
Value (%)

Affiliated mutual funds	100.1
† Based on net assets.
See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

	Cost	Value

Assets ($):
Investments in affiliated issuers—See Statement of Investments	270,577	290,311
Cash		505
Prepaid expenses		66,575
		357,391
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)		58
Accrued expenses		67,442
		67,500
Net Assets ($)		289,891
Composition of Net Assets ($):
Paid-in capital		269,941
Accumulated undistributed Investment income—net		122
Accumulated net realized gain (loss) on investments		94
Accumulated gross unrealized appreciation
on investments in affiliated issuers		19,734
Net Assets ($)		289,891

Net Asset Value Per Share
	Class A	Class C	Class I

Net Assets ($)	161,843	70,116	57,932
Shares Outstanding	11,684	5,074	4,179
Net Asset Value Per Share ($)	13.85	13.82	13.86
See notes to financial statements.

8

STATEMENT OF OPERATIONS From July 15, 2009 (commencement of operations) to October 31, 2009

Investment Income ($):
Income:
Cash dividends from affiliated issuers	390
Expenses:
Auditing fees	25,000
Legal fees	22,157
Registration fees	15,015
Prospectus and shareholders’ reports	1,070
Shareholder servicing costs—Note 2(c)	419
Directors’ fees and expenses—Note 2(d)	403
Distribution fees—Note 2(b)	125
Custodian fees— Note 2(c)	95
Miscellaneous	4,803
Total Expenses	69,087
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 2(a)	(68,666)
Less—reduction in fees due to earnings credits—Note 1(c)	(2)
Net Expenses	419
Investment (Loss)—Net	(29)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments in affiliated issuers	94
Net unrealized appreciation (depreciation) on investments in affiliated issuers	19,734
Net Realized and Unrealized Gain (Loss) on Investments	19,828
Net Increase in Net Assets Resulting from Operations	19,799

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS From July 15, 2009 (commencement of operations) to October 31, 2009

Operations ($):
Investment (loss)—net	(29)
Net realized gain (loss) on investments in affiliated issuers	94
Net unrealized appreciation (depreciation)
on investments in affiliated issuers	19,734
Net Increase (Decrease) in Net Assets
Resulting from Operations	19,799
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	152,216
Class C Shares	65,376
Class I Shares	52,500
Increase (Decrease) in Net Assets
from Capital Stock Transactions	270,092
Total Increase (Decrease) in Net Assets	289,891
Net Assets ($):
Beginning of Period	—
End of Period	289,891
Undistributed investment income income—net	122
Capital Share Transactions (Shares):
Class A
Shares sold	11,684
Class C
Shares sold	5,074
Class I
Shares sold	4,179

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from July 15, 2009 (commencement of operations) to October 31, 2009. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distrib-utions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class I
	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50
Investment Operations:
Investment income (loss)—net[a]	.00[b]	(.03)	.01
Net realized and unrealized
gain (loss) on investments	1.35	1.35	1.35
Total from Investment Operations	1.35	1.32	1.36
Net asset value, end of period	13.85	13.82	13.86
Total Return (%)[c]	10.80[d]	10.56[d]	10.88
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[e,f]	100.93	104.02	106.59
Ratio of net expenses
to average net assets[e,f]	.50	1.25	.25
Ratio of net investment income (loss)
to average net assets[e,f]	.08	(.67)	.34
Portfolio Turnover Rate[c]	4.35	4.35	4.35
Net Assets, end of period ($ x 1,000)	162	70	58

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Exclusive of sales charge.
e	Annualized.
f	Amounts do not include the activity of the underlying funds.

See notes to financial statements.

The Fund 11

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Satellite Alpha Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund, which commenced operations on July 15, 2009.The fund’s investment objective seeks long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A, 4,000 Class C and 4,000 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

12

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Mutual Funds	290,311	—	—	290,311

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

14

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The tax year for the period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on tax basis were as follows: undistributed ordinary income $216 and unrealized appreciation $19,734.

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to fund start-up costs, the fund

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

increased accumulated undistributed investment income-net by $151, and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with the Manager, there is no management fee paid to the Manager.The fund invests in other mutual funds advised by the Manager. All fees and expenses of the underlying funds are reflected in the underlying funds net asset value.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2011, so that the total annual fund and underlying funds operating expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions and extraordinary expenses) exceed 1.35% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $68,666 during the period ended October 31, 2009.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of their average daily net assets. During the period ended October 31, 2009, Class C shares were charged $125 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period

16

ended October 31, 2009, Class A and Class C shares were charged $85 and $42, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2009, the fund was charged $85 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2009, the fund was charged $2 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2009, the fund was charged $95 pursuant to the custody agreement.

During the period ended October 31, 2009, the fund was charged $2,299 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: chief compliance officer fees $2,299, Rule 12b-1 distribution plan fees $40, shareholder services plan fees $41, custodian fees $76 and transfer agency per account fees $35, which are offset against an expense reimbursement currently in effect in the amount of $2,433.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities (all of which were affiliated issuers), during the period ended October 31, 2009, amounted to $280,673 and $10,190, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended October 31,2009 were as follows:

Affiliated Investment	Value		Sales
Company	10/31/2008 ($)	Purchases ($)	Proceeds ($) Dividends ($)

Dreyfus Emerging
Markets Debt Local
Currency Fund, Cl. I	—	13,644	—	139
Dreyfus Emerging
Markets Opportunity
Fund, Cl. L	—	27,199	—	—
Dreyfus Global Absolute
Return Fund, Cl. I	—	81,028	—	—
Dreyfus Global Real
Estate Securities
Fund, Cl I	—	40,514	—	—
Dreyfus Inflation Adjusted
Securities Fund	—	50,632	10,190	117
Dreyfus International
Bond Fund Cl. I	—	40,647	—	134
Dreyfus Natural
Resources Fund, Cl. I	—	27,009	—	—
Total	—	280,673	10,190	390

		Change in Net
		Unrealized
Affiliated Investment	Net Realized	Appreciation	Value	% of Net
Company	Gain/(Loss) ($) (Depreciation) ($) 10/31/2009 ($)			Assets

Dreyfus Emerging
Markets Debt Local
Currency Fund, Cl. I	—	578	14,222	4.9
Dreyfus Emerging
Markets Opportunity
Fund, Cl. L	—	1,942	29,140	10.0

18

		Change in Net
		Unrealized
Affiliated Investment	Net Realized	Appreciation	Value	% of Net
Company	Gain/(Loss) ($) (Depreciation) ($)		10/31/2009 ($)	Assets

Dreyfus Global Absolute
Return Fund, Cl. I	—	4,439	85,466	29.5
Dreyfus Global Real
Estate Securities
Fund, Cl I	—	5,987	46,501	16.0
Dreyfus Inflation Adjusted
Securities Fund	94	1,704	42,240	14.6
Dreyfus International
Bond Fund Cl. I	—	2,321	42,969	14.8
Dreyfus Natural
Resources Fund, Cl. I	—	2,763	29,773	10.3
Total	94	19,734	290,311	100.1

At October 31, 2009, the cost of investments for federal income tax purposes was $270,577;accordingly,accumulated net unrealized appreciation on investments was $19,734 consisting of gross unrealized appreciation.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended October 31,2009. These disclosures did not impact the notes to the financial statements.

NOTE 4—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Satellite Alpha Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Satellite Alpha Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of October 31, 2009, and the related statements of operations and changes in net assets and financial highlights for the period from July 15, 2009 (commencement of operations) to October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Satellite Alpha Fund at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period from July 15, 2009 to October 31, 2009, in conformity with U.S. generally accepted accounting principles.

New York, New York December 29, 2009

20

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on July 9, 2009, the Board unanimously approved the fund’s Management Agreement, pursuant to which Dreyfus will provide the fund with investment management services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the Management Agreement, the Board members considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of Dreyfus regarding services provided to other funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services to be provided to the fund pursuant to the Management Agreement. The Board members also referenced information provided and discussions at previous meetings regarding the relationships Dreyfus has with various intermediaries and the different needs of each, the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to the different distribution channels.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. As the fund had not yet commenced operations, the Board members were not able to review the fund’s performance. The Board discussed with representatives of Dreyfus the investment strategies to be employed in the management of the fund’s assets. The Board members noted the reputation and experience of Dreyfus and Dreyfus’ investment committee responsible for managing the fund’s assets.

The Board members noted that the fund will not pay Dreyfus a management fee, but that the fund will bear its proportionate share of the fees and expenses of the funds in which the fund will invest (the “Underlying Funds”). Representatives of Dreyfus informed the Board that Dreyfus will contractually agree, until at least March 1, 2011, to assume the expenses of the fund so that the direct expenses of the fund’s share classes (including indirect fees and expenses of the Underlying Funds, but excluding fund Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.35%.

Representatives of Dreyfus stated that there were no other funds or other accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. Dreyfus would not have direct profits from the fund’s management fee, since the fund would pay no direct management fee. Similarly, potential economies of scale were not relevant. The Board members considered potential benefits to Dreyfus from acting as investment adviser.

22

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by Dreyfus are adequate and appropriate.
  The Board concluded that, since the fund had not yet commenced operations, its performance could not be measured and was not a factor. The Board considered the reputation and experience of Dreyfus and Dreyfus’ investment committee responsible for manag- ing the fund’s assets.
  Since the fund would not pay a direct management fee, profitability and potential economies of scale were not relevant.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 23

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (66)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 173
———————
Gordon J. Davis (68)
Board Member (1993)
Principal Occupation During Past 5Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 43
———————
David P. Feldman (69)
Board Member (1991)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
No. of Portfolios for which Board Member Serves: 47

24

Lynn Martin (69)
Board Member (1993)
Principal Occupation During Past 5Years:
• Advisor to the international accounting firm of Deloitte &Touche, LLP and Chair to its Council for the Advancement of Women from March 1993-September 2005
Other Board Memberships and Affiliations:
• AT&T Inc., a telecommunications company, Director
• Ryder System, Inc., a supply chain and transportation management company, Director
• The Proctor & Gamble Co., a consumer products company, Director
• Constellation Energy Group, Director
• Chicago Council on Global Affairs
• Coca-Cola International Advisory Council
• Deutsche Bank Advisory Council
No. of Portfolios for which Board Member Serves: 15
———————
Philip L. Toia (76)
Board Member (1997)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Sander Vanocur, Emeritus Board Member
Daniel Rose, Emeritus Board Member

The Fund 25

OFFICERS OF THE FUND (Unaudited)

26

The Fund 27

NOTES

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $102,784 in 2008 and $158,580 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $26,072 in 2008 and $15,828 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $12,716 in 2008 and $9,217 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $564 in 2008 and $105 in 2009. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2009 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $7,879,835 in 2008 and $25,384,429 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Investment Funds, Inc.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	December 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	December 23, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	December 23, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)